LEASE AGREEMENT N___AT


                          dated as of __________, 200_

                                     between



                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
               NOT IN ITS INDIVIDUAL CAPACITY, EXCEPT AS EXPRESSLY
                  PROVIDED HEREIN, BUT SOLELY AS OWNER TRUSTEE,

                                     Lessor

                                       and

                            AMERICAN TRANS AIR, INC.,

                                     Lessee

            --------------------------------------------------------

     One Boeing model 737-800 aircraft bearing United States registration no. N___AT and manufacturer's serial no. _____, including two CFM International model CFM56-7 engines bearing manufacturer's serial nos. _____ and _____
-------------------------------------------------------------

CERTAIN OF LESSOR'S RIGHTS UNDER THIS LEASE AND IN THE AIRCRAFT COVERED HEREBY HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, WILMINGTON TRUST COMPANY, AS MORTGAGEE UNDER TRUST INDENTURE AND MORTGAGE N___AT, DATED AS OF THE DATE OF THIS LEASE. THIS LEASE HAS BEEN EXECUTED IN COUNTERPARTS; SEE SS. 18.5 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF THE VARIOUS COUNTERPARTS.

                                    CONTENTS



1. DEFINITIONS AND CONSTRUCTION................................................1


2. DELIVERY AND ACCEPTANCE.....................................................1

  2.1 Delivery and Lease of Aircraft...........................................1
  2.2 Acceptance by Lessee.....................................................1

3. TERM AND RENT...............................................................1

  3.1 Term   1
  3.2 Rent   1
  3.3 Payments.................................................................4

4. DISCLAIMER; CERTAIN AGREEMENTS OF LESSOR; SECTION 1110 MATTERS..............5

  4.1 Disclaimer of Warranties.................................................5
  4.2 Certain Agreements of Lessor.............................................6
  4.3 Quiet Enjoyment..........................................................6
  4.4 Investment of Funds Held as Security.....................................6
  4.5 Title Transfers by Lessor................................................7
  4.6 Lessor's Interest in Certain Engines.....................................8
  4.7 Lease For U.S. Federal Income Tax Law Purposes; Section 1110
      of Bankruptcy Code.......................................................8
5. RETURN OF AIRCRAFT..........................................................8

  5.1 Compliance with Annex B..................................................8
  5.2 Parking and Related Matters..............................................9
  5.3 Return of Other Engines..................................................9
  5.4 Fuel   9

6. LIENS     10


7. REGISTRATION; OPERATION; POSSESSION AND SUBLEASING.........................10

  7.1 Registration and Operation..............................................10
  7.2 Possession..............................................................12
  7.3 Certain Limitations on Subleasing or Other Relinquishment of Possession.17

8. MAINTENANCE; REPLACEMENT AND POOLING OF PARTS; ALTERATIONS,
             MODIFICATIONS, AND ADDITIONS; OTHER LESSEE COVENANTS.............18

  8.1 Maintenance; Replacement and Pooling of Parts; Alterations,
      Modifications, and Additions............................................18
  8.2 Information, Certificates, Notices, and Reports.........................18

9. VOLUNTARY TERMINATION UPON OBSOLESCENCE....................................20

  9.1 Right of Termination....................................................20
  9.2 Election by Lessor to Sell..............................................20
  9.3 Retention of Aircraft by Lessor.........................................23

10. LOSS, DESTRUCTION, REQUISITION, ETC.......................................24

  10.1 Event of Loss to the Aircraft..........................................24
  10.2 Event of Loss to an Engine; Engine Exchanges...........................27
  10.3 Conditions to any Replacement..........................................28
  10.4 Conveyance to Lessee...................................................30
  10.5 Application of Payments................................................30
  10.6 Requisition of Aircraft for Use........................................31
  10.7 Requisition of an Engine for Use.......................................32
  10.8 Application of Payments................................................32
  10.9 Application of Payments During Default.................................32

11. INSURANCE.................................................................32

  11.1 Lessee's Obligation to Insure..........................................33
  11.2 Insurance for Own Account..............................................33
  11.3 Indemnification by Government in Lieu of Insurance.....................33
  11.4 Application of Insurance Proceeds......................................33
  11.5 Application of Payments During Default.................................34

12. INSPECTION................................................................34


13. ASSIGNMENT; MERGER; SUCCESSOR OWNER TRUSTEE...............................35

  13.1 In General.............................................................35
  13.2 Merger of Lessee.......................................................35
  13.3 Assignment as Security for Lessor's Obligations........................36
  13.4 Successor Owner Trustee................................................37

14. LEASE EVENTS OF DEFAULT...................................................37

  14.1 Payments...............................................................37
  14.2 Insurance..............................................................38
  14.3 Other Covenants........................................................38
  14.4 Representations and Warranties.........................................38
  14.5 Bankruptcy and Insolvency..............................................38
  14.6 Repudiation or Invalidity of Guarantee.................................39

15. REMEDIES AND WAIVERS......................................................39

  15.1 Remedies...............................................................39
  15.2 Limitations Under CRAF.................................................43
  15.3 Right to Perform for Lessee............................................43
  15.4 Determination of Fair Market Rental Value and Fair Market Sales Value..44
  15.5 Remedies Cumulative....................................................44

16. LESSEE'S OBLIGATIONS; NO SETOFF, COUNTERCLAIM, ETC........................44


17. RENEWAL AND PURCHASE OPTIONS..............................................45

  17.1 Notices Generally......................................................45
  17.2 Renewal Options........................................................45
  17.3 Purchase Option........................................................47
  17.4 Appraisals.............................................................50

18. MISCELLANEOUS.............................................................51

  18.1 Amendments.............................................................51
  18.2 Severability...........................................................51
  18.3 Third-Party Beneficiary................................................51
  18.4 Reproduction of Documents..............................................51
  18.5 Counterparts...........................................................52
  18.6 Notices................................................................52
  18.7 Governing Law..........................................................52
  18.8 No Waiver..............................................................52
  18.9 Entire Agreement.......................................................53


ANNEXES, EXHIBITS, AND SCHEDULES

ANNEX A             Definitions
ANNEX B             Return Conditions
ANNEX C             Maintenance
ANNEX D             Insurance

EXHIBIT A           Aircraft Description
EXHIBIT B           Form of Return Acceptance Supplement

SCHEDULE 1          Certain Terms
SCHEDULE 2          Basic Rent Payments
SCHEDULE 2A         Basic Rent Allocations
SCHEDULE 3          Stipulated Loss Value Schedule
SCHEDULE 4          Termination Value Schedule
SCHEDULE 5          EBO Price Schedule
SCHEDULE 6          Permitted Countries
SCHEDULE 7          Placards

                             LEASE AGREEMENT N___AT


         This Lease Agreement N___AT (this "LEASE") dated as of __________, 200_, between (1) First Security Bank, National Association, a national banking association, not in its individual capacity (except as expressly provided herein) but solely as Owner Trustee ("LESSOR"), and (2) American Trans Air, Inc. ("LESSEE"), an Indiana corporation.

         Lessor and Lessee agree as follows:

                         1. DEFINITIONS AND CONSTRUCTION

         The terms defined in Annex A, when capitalized as in Annex A, have the same meanings when used in this Lease. Annex A also contains rules of usage that control construction in this Lease.

                           2. DELIVERY AND ACCEPTANCE

         2.1               DELIVERY AND LEASE OF AIRCRAFT

         Lessor hereby leases the Aircraft to Lessee for the Term, and Lessee hereby leases the Aircraft from Lessor for the Term.

         2.2               ACCEPTANCE BY LESSEE

         Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted delivery of the Aircraft for all purposes of this Lease.

                                3. TERM AND RENT

         3.1               TERM

         The Aircraft shall be leased hereunder for the Term, unless this Lease or the leasing of the Aircraft is earlier terminated in accordance with any provision of this Lease.

         3.2               RENT

     3.2.1 BASIC RENT; ADJUSTMENTS TO BASIC RENT AND CERTAIN OTHER AMOUNTS

         (a)......During  the Base Term,  Lessee  shall pay to  Lessor,  on each
Payment Date, Basic Rent in the amount equal to the percentage of Lessor's Cost specified in Schedule 2 for such Payment Date. The amounts and periods of Lessee's liability for Basic Rent shall be as allocated in accordance with
Schedule 2A. Such Basic Rent payments and such allocations shall be (i) adjusted pursuant to ss. 3.2.1(b), or (ii) increased in an amounT equal to any increase in the amount of interest due on the Equipment Notes on the relevant Payment Date pursuant to ss. 2(e) of the Registration Rights Agreement (or, subsequent to any such increase, decreased by the amount oF such increase pursuant to ss. 2(e) of the Registration Rights Agreement). During any Renewal Term, Lessee shall paY to Lessor, on each Payment Date, Basic Rent equal to the Renewal Rent for that Renewal Term, determined pursuant to ss. 17.2.2.

         (b)......Basic  Rent, Basic Rent  allocations,  Stipulated Loss Values,
Termination Values, and EBO Price shall be subject to adjustment as follows:

                  (1) If Transaction Expenses paid by Lessor pursuant to ss. 9.2 of the ParticipatioN Agreement are determined to be other than 2.0% of Lessor's Cost, then the Basic Rent percentages in Schedule 2, the Basic Rent allocations in Schedule 2A, the Stipulated Loss Value percentages in Schedule 3, the Termination Value percentages in Schedule 4, and the EBO Price shall be recalculated (upwards or downwards) by Owner Participant, on or before the 120th day after the Delivery Date using the same methods and assumptions used to calculate original Basic Rent, EBO Price, Stipulated Loss Value, and Termination Value percentages, in order (aa) to maintain Owner Participant's Net Economic Return, and
         (bb) to the extent possible consistent with clause (aa) of this ss. 3.2.1(b)(1), to minimizE the Net Present Value of Rents to Lessee.

                  (2) In the event of a refinancing as contemplated by ss. 11 of the ParticipatioN Agreement, then the Basic Rent percentages in
         Schedule 2, the Basic Rent allocations in Schedule 2A, the Stipulated Loss Value percentages in Schedule 3, the Termination Value percentages in Schedule 4, and the EBO Price shall be adjusted (upwards or downwards) by Owner Participant as contemplated by such ss. 11 to reflect the change, if any, in interest rate resulting from such refinancing, in order (aa) to maintain Owner Participant's Net Economic Return, and (bb) to the extent possible consistent with clause (aa) of this ss. 3.2.1(b)(2), to minimize the Net Present Value of Rents to Lessee.

                  (3) Notwithstanding the foregoing, in no event shall any adjustment to the EBO Price be made such that the EBO Price is less than the greatest of (aa) the adjusted Stipulated Loss Value as of the EBO Date, (bb) the estimated fair market value of the Aircraft on the EBO Date as set forth in the Appraisal referred to in ss. 5.1.2(m) of the Participation Agreement, and (cc) the sum of the presenT values of
         (i) Basic Rent payable, as adjusted, during the Base Term after the EBO Date, and (ii) the appraised fair market value of the Aircraft at the end of the Base Term as estimated in the Appraisal referred to in ss. 5.1.2(m) of the Participation Agreement, each discounted back to the EBO Date (using A discount rate of 16.5%).

         (c) All adjustments pursuant to ss. 3.2.1(b) shall be made as promptly as practicable after eitheR Owner Participant or Lessee gives notice to the other that an event has occurred that requires an adjustment. Owner Participant and Lessee shall give prompt notice to the other of any event requiring an adjustment. Any recalculation of the percentages of Basic Rent payments, Basic Rent allocations, Stipulated Loss Value, Termination Value, and EBO Price shall be prepared by Owner Participant, subject to verification at the request of Lessee in accordance with this ss. 3.2.1(c), on the basis of the same methodology and assumptions used by OwneR Participant in determining the percentages of Basic Rent, Stipulated Loss Value, Termination Value, and EBO Price as of the Delivery Date, except as such assumptions have been modified to reflect the events giving rise to adjustments hereunder and taking into account the law applicable at the time of such adjustment. Promptly after an adjustment is made hereunder, Owner Participant shall deliver to Lessee a description of such adjustment, setting forth in reasonable detail the calculation thereof. All adjustments (1) shall be made so as to avoid characterization of the Lease as a "disqualified leaseback or long-term agreement" within the meaning of Code ss. 467 and Treasury Regulations thereunder, and (2) shall be in compliance with the requirements of ss. 4(1) And ss. 4(6) of Revenue Procedure 75-21 and ss.ss. 4.02(5), 4.07(l), and 4.07(2) of Revenue Procedure 75-28, except tO the extent that on the Delivery Date the Lease constituted a "disqualified leaseback or long-term agreement" or was not in compliance with the Revenue Procedure sections referred to in clause (2). In connection with any such adjustments to payments and allocations of Basic Rent, appropriate corresponding adjustments shall be made to the percentages set forth on Schedules 3 and 4 in the columns headed "Deferred Basic Rent Amount" and "Prepaid Basic Rent Amount". All of the foregoing adjustments shall be set forth in an amendment to this Lease, and promptly after execution thereof by Lessor and Lessee, Lessee shall give a copy thereof to Mortgagee.

         (d) If Lessee believes that any calculations by Owner Participant pursuant to ss. 3.2.1(c) are iN error, and if, after consultation, Lessee and Owner Participant do not agree on an adjustment, then a nationally-recognized firm of accountants selected by Lessee and reasonably satisfactory to Owner Participant shall verify such calculations. Owner Participant will make available to such firm (but not to Lessee or any representative of Lessee) the methodology and assumptions referred to in ss. 3.2.1(c) and any modifications theretO made to reflect the events giving rise to adjustments hereunder (subject to the execution by such firm of a confidentiality agreement, reasonably acceptable to Owner Participant, prohibiting disclosure of such methodology and assumptions to any third party). The determination by such firm of accountants shall be final. Lessee will pay the reasonable costs and expenses of such verification by such accountants, except that if it results in (1) a decrease in Basic Rent which decreases the remaining Net Present Value of Rents by ten or more basis points from the remaining Net Present Value of Rents as recalculated by Owner Participant, or (2) a material reduction in Stipulated Loss Values, Termination Values, or the EBO Price, then Owner Participant will pay such costs and expenses.

         (e) Notwithstanding anything to the contrary in any Operative Agreement, the amount of the payment of Basic Rent due and payable on each Payment Date shall be at least sufficient to pay in full, as of such Payment Date (assuming timely payment of the Equipment Notes before such Date), the aggregate principal amount of scheduled installments due on the Equipment Notes outstanding on such Payment Date, together with the accrued and unpaid interest thereon, due on such Payment Date in respect of the Equipment Notes; PROVIDED, that no installment of Basic Rent shall be increased to the extent such increase would be based upon (1) any attachment or diversion of Basic Rent on account of Lessor Liens, (2) any modification of the payment terms of the Equipment Notes, other than as required or permitted by any Operative Agreement (including as permitted upon the occurrence of a Lease Event of Default), or (3) the acceleration of any Equipment Note(s) due solely to the existence of a Mortgage Event of Default that does not constitute a Lease Event of Default.

                           3.2.2            SUPPLEMENTAL RENT

         Lessee shall pay to Lessor, or to whomever is entitled to it, any and all Supplemental Rent when and as it becomes due and owing. Lessee will also pay to Lessor, or to whomever is entitled to it, as Supplemental Rent, to the extent permitted by applicable Law, interest at the Past-Due Rate on any part of any amount of Rent (including Supplemental Rent) not paid by 11:00 a.m., New York time, on the date when due (so long as, in the case of any Person not a party to the Participation Agreement, Lessee had received timely notice of the account to which such payment was required to be made), for the period from and including the date on which the same was due to (but excluding) the date of payment in full.

         3.3               PAYMENTS

         (a) Payments of Rent by Lessee shall be paid by wire transfer of immediately available Dollars, not later than 11:00 a.m., New York City time, on the date when due, to the account of Lessor specified in Schedule 1 to the Participation Agreement (or to such other account in the United States as Lessor specifies to Lessee in writing at least 10 Business Days before such payment of Rent is due), or, in the case of any payment of Supplemental Rent expressly payable to a Person other than Lessor, to the Person that shall be entitled thereto, to such account in the United States as such Person specifies from time to time to Lessee at least 10 Business Days before such payment of Rent is due.

         (b) Except as otherwise expressly provided herein, whenever any payment of Rent shall be due on a day that is not a Business Day, such payment shall be made on the next day that is a Business Day, and, if such payment is made on such next Business Day, no interest shall accrue on the amount of such payment during such extension.

         (c) So long as Lessee has not received written notice from the Mortgagee that the Lien of the Mortgage has been discharged, and notwithstanding ss. 3.3(a), Lessor hereby directs, and Lessee agrees, that alL payments of Rent payable by Lessee, other than Excluded Payments, shall be paid directly to Mortgagee on behalf of Lessor by wire transfer of immediately available Dollars to the account of Mortgagee specified in Schedule 1 to the Participation Agreement (or to such other account in the United States as Mortgagee specifies by written notice to Lessor and Lessee at least 10 Business Days before such payment of Rent is due).

         (d) Excluded Payments payable to any Person shall be paid by wire transfer of immediately available Dollars to the account of such Person specified in the Participation Agreement or, if not so specified, to such account in the United States such Person specifies by written notice to Lessor and Lessee from time to time at least 10 Business Days before such payment is required to be made.

         (e) All computations of interest under this Lease shall be made on the basis of a year of 360 days composed of twelve 30-day months.

     4. DISCLAIMER; CERTAIN AGREEMENTS OF LESSOR; SECTION 1110 MATTERS

         4.1               DISCLAIMER OF WARRANTIES

         LESSOR LEASES AND LESSEE TAKES THE AIRCRAFT "AS-IS, WHERE-IS." LESSEE ACKNOWLEDGES AND AGREES THAT, AS BETWEEN LESSEE AND EACH OF LESSOR, MORTGAGEE, AND ANY PARTICIPANT, (A) LESSEE HAS SELECTED THE AIRCRAFT AND MANUFACTURER THEREOF, AND (B) NEITHER LESSOR NOR MORTGAGEE NOR ANY PARTICIPANT MAKES, HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, AND EACH WILL BE DEEMED TO HAVE EXPRESSLY DISCLAIMED, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO:

     (1)   THE   AIRWORTHINESS,    VALUE,    CONDITION,    DESIGN,    OPERATION,
MERCHANTABILITY, OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE OF THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF;

     (2) THE QUALITY OF THE MATERIAL OR WORKMANSHIP WITH RESPECT TO THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF;

     (3) THE ABSENCE OF LATENT OR ANY OTHER DEFECT IN THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF, WHETHER OR NOT DISCOVERABLE;

     (4) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, OR COPYRIGHT, OR THE LIKE; OR

     (5) THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT TO THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF.

         4.2               CERTAIN AGREEMENTS OF LESSOR

         Unless a Lease Event of Default exists, Lessor agrees to make available to Lessee such rights as Lessor may have under any warranty with respect to the Aircraft made, or made available, by Airframe Manufacturer or Engine Manufacturer, or any of their subcontractors or suppliers, pursuant to and in accordance with the terms of the Purchase Agreement Assignment.

         4.3               QUIET ENJOYMENT

         So long as no Lease Event of Default exists, Lessor shall not interfere with Lessee's rights hereunder to continued possession, use, and operation of, and quiet enjoyment of, the Aircraft during the Term.

         4.4               INVESTMENT OF FUNDS HELD AS SECURITY

                           4.4.1            INVESTMENT

         Any money required to be paid to or retained by Lessor that is required to be paid to Lessee or applied as provided herein shall, until paid to Lessee as provided herein or applied as provided herein, be invested by Lessor from time to time as directed in writing by Lessee (or, if Lessee does not so direct, by or as directed by Lessor in its sole discretion) and at Lessee's risk and expense in Cash Equivalents so long as such Cash Equivalents specified by Lessee or Lessor (as applicable) can be acquired by Lessor using its reasonable best efforts; PROVIDED, that so long as the Lien of the Mortgage has not been discharged, such money shall be invested and held by Mortgagee, as assignee of Lessor, in accordance with this Lease, and upon discharge of such Lien, Mortgagee shall pay any such money held by it to Lessor to be held and invested in accordance with this ss. 4.4.1.

                           4.4.2            PAYMENT OF GAIN OR LOSS

         Any net gain (including interest received) realized as the result of investments pursuant to ss. 4.4.1 (net of any fees, commissions, and other reasonable expenses incurred in connection with such investment) shall be held and applied in the same manner as the principal amount is to be held and applied hereunder. Lessee will promptly pay to Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions, and other reasonable expenses incurred in connection with such investment), such amount so paid to be held and applied by Lessor as contemplated in ss. 4.4.1.

                           4.4.3            LIMITATION OF LIABILITY

         All investments under this ss. 4.4 shall be at Lessee's risk and expense, and Lessor and Mortgagee shalL not be liable for any loss resulting from any investment made under this ss. 4.4 other than by reason of itS willful misconduct or gross negligence. Any such investment may be sold (without regard to its maturity) by Lessor without instructions whenever such sale is necessary to make a distribution required by this Lease.

         4.5               TITLE TRANSFERS BY LESSOR

         If Lessor shall be required to transfer title to the Aircraft, the Airframe, or any Engine to Lessee or any other Person pursuant to this Lease, then (a) Lessor shall (1) transfer to Lessee or such other Person (as applicable) all of Lessor's right, title and interest in and to the Aircraft, the Airframe, or such Engine (as applicable), free and clear of all Lessor Liens attributable to Lessor, FSB, or Owner Participant, (2) so long as the Lien of the Mortgage has not been discharged, comply with the Mortgage relating to the release of the Aircraft, the Airframe, or such Engine, (3) assign to Lessee or such other Person (as applicable), if and to the extent permitted under the Purchase Agreement, all warranties of Airframe Manufacturer and Engine Manufacturer with respect to the Aircraft, the Airframe, or such Engine, and (4) assign to Lessee or such other Person (as applicable), if and to the extent permitted, all claims, if any, for damage to the Aircraft, the Airframe, or such Engine, in each case free of Lessor Liens attributable to Lessor, FSB, or Owner Participant, and without recourse or warranty of any kind whatsoever (except as to the transfer described in clause (1) above and as to the absence of such Lessor Liens), and (b) Lessor shall promptly deliver to Lessee or such other Person (as applicable), a bill of sale and agreements of assignment, evidencing such transfer and assignment, and such other instruments of transfer, all in form and substance reasonably satisfactory to Lessee (or such other Person, as applicable), as Lessee (or such other Person, as applicable) may reasonably request and furnish to Lessor.

         4.6               LESSOR'S INTEREST IN CERTAIN ENGINES

         Lessor hereby agrees for the benefit of each lessor, conditional seller, or secured party of any engine (other than an Engine) leased, purchased, or owned by Lessee or any Permitted Sublessee subject to a lease, conditional sale, or other security agreement that Lessor will not acquire or claim, as against such lessor, conditional seller, or secured party, any right, title, or interest in such engine as the result of the installation of such engine on the Airframe at any time while such engine is subject to such lease, conditional sale, or other security agreement and owned by such lessor or conditional seller or subject to a security interest in favor of such secured party.

     4.7 LEASE FOR U.S. FEDERAL INCOME TAX LAW PURPOSES; SECTION 1110 OF BANKRUPTCY CODE

     (a) Lessee and Lessor agree that this Lease is, and shall be treated as, a lease for U.S. federal income tax purposes of the Aircraft, Airframe, Engines, and Parts.

         (b) Lessee and Lessor intend that Lessor (and Mortgagee as assignee of Lessor under the Mortgage) shall be entitled to the benefits of Section 1110 with respect to the right to take possession of the Aircraft, Airframe, Engines, and Parts as provided in this Lease.

                              5. RETURN OF AIRCRAFT

         5.1               COMPLIANCE WITH ANNEX B

         Lessee shall comply with each of the provisions of Annex B, which provisions are hereby incorporated by this reference as if set forth in full herein.

         5.2               PARKING AND RELATED MATTERS

         If Lessor gives written notice to Lessee, not less than 10 days nor more than 120 days before the end of the Term, requesting parking of the Aircraft upon its return hereunder, Lessee will assist Lessor in procuring (or cause Lessor to be provided with) outdoor parking facilities for the Aircraft for a storage period up to 30 days, starting on the date of such return, and upon Lessor's request to Lessee made at least 10 days before the end of such initial 30-day period, for an additional 90-day period commencing upon expiration of such initial period, at such storage facility in the 48 contiguous states of the United States as Lessee selects. Such storage shall be at Lessor's risk, and Lessor shall pay all applicable storage fees, except that Lessee shall pay the parking fees for the initial 30-day storage period; PROVIDED FURTHER that Lessee's obligation to provide parking shall be subject to Lessor's entering into an agreement with the storage facility, before the storage period begins, providing that Lessor shall bear all maintenance charges and other costs incurred, and that Lessee's obligations hereunder will be solely for the payment of parking fees for the initial 30-day period pursuant to the terms of this ss.
5.2. Unless Lessor and Lessee otherwise agree, the location of such parking wilL also constitute the return location for the Aircraft.

         5.3               RETURN OF OTHER ENGINES

         If any Engine owned by Lessor is not installed on the Airframe at the time of return hereunder, Lessee shall return the Airframe hereunder with a Replacement Engine meeting the requirements of, and in accordance with, ss. 10 and Annex B. Thereupon, Lessor will transfer to Lessee the Engine constituting part of such AircrafT but not installed on such Airframe at the time of the return of the Airframe.

         5.4               FUEL

         Upon the return of the Airframe upon any termination of this Lease, Lessor shall pay Lessee, as compensation for any fuel or oil contained in the fuel or oil tanks of such Airframe, the value of such fuel or oil at the price paid by Lessee for such fuel or oil. However, if the Aircraft is being returned in connection with the exercise of remedies pursuant to ss. 15, Lessor shall have no obligation to make such payment to LesseE until Lessor shall have been paid all amounts due to it pursuant to ss. 15.

                                    6. LIENS

         Lessee shall not, directly or indirectly, create, incur, assume, or suffer to exist any Lien on or with respect to the Aircraft, the Airframe, any Engine, or any Part, title to any of the foregoing, or any interest therein, or Lessee's rights in and to this Lease or any Permitted Sublease, except (a) the rights of Lessor, Mortgagee, the Participants, and Lessee under the Operative Agreements, and of any Permitted Sublessee under any Permitted Sublease; (b) Lessor Liens; (c) the rights of others under agreements or arrangements to the extent permitted by ss. 7.2, ss. 7.3, or Annex C; (d) Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings if such Liens and such proceedings do not involve more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine, or the interest of any Participant therein, or impair the Lien of the Mortgage; (e) materialmen's, mechanics', workers', repairers', employees', or other like Liens arising in the ordinary course of business for amounts the payment of which either is not yet delinquent for more than 60 days or is being contested in good faith by appropriate proceedings, if such Liens and such proceedings do not involve any more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine, or the interest of any Participant therein, or impair the Lien of the Mortgage; (f) Liens arising out of any judgment or award against Lessee, if, within 60 days after the entry thereof, that judgment or award is discharged or vacated, or has its execution stayed pending appeal, or is discharged, vacated, or reversed within 60 days after the expiration of such stay, and if during any such 60-day period there is not, or any such judgment or award does not involve, more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine, or the interest of any Participant therein, or impairment of the Lien of the Mortgage; and (g) any other Lien with respect to which Lessee or any Permitted Sublessee provides a bond, cash collateral, or other security adequate in the reasonable opinion of Lessor. Lessee shall promptly take or cause to be taken such action as may be necessary duly to discharge (by bonding or otherwise) any Lien not excepted above that arises in respect of the Aircraft, the Airframe, any Engine, or any Part during the Term.

              7. REGISTRATION; OPERATION; POSSESSION AND SUBLEASING

         7.1               REGISTRATION AND OPERATION

                           7.1.1            REGISTRATION AND RECORDATION

         Subject to Lessor's and Owner Participant's compliance with their obligations under ss. 13 of thE Participation Agreement, Lessee shall cause the Aircraft to be, and at all times during the Term to remain, duly registered with the FAA under the Transportation Code or with such other country of registry as shall be permitted under ss. 7.1.2 hereof, in the name of Lessor as owner and lessor (except to the extent that sucH registration under the Transportation Code is prevented or lost because of Lessor's or Owner Participant's failure to comply with the citizenship requirements for registration of the Aircraft under the Transportation Code). Lessor shall execute and deliver all such documents as Lessee or any Permitted Sublessee reasonably requests for the purpose of effecting and continuing such registration. Unless Mortgagee has given Lessee notice that the Mortgage has been discharged, Lessee shall also cause the Mortgage to be duly recorded and at all times maintained of record as a first-priority perfected mortgage (subject to Permitted Liens) on the Aircraft, the Airframe, and each of the Engines (except to the extent such perfection or priority cannot be maintained solely as a result of the failure by Lessor or Mortgagee to execute and deliver any necessary documents). Each of the registrations and recordations referenced in this ss. 7.1.1 will be at Lessee's cost and expense, except aS otherwise provided in this Lease.

                           7.1.2            REREGISTRATION

         After the Tax Attribute Period (or before such date, provided Lessee pre-pays on a lump-sum basis any liability due under the Tax Indemnity Agreement as a result of such registration on the assumption that such registration would continue for the remainder of the term of the Permitted Sublease described in ss. 7.6.11(a)(3) of the Participation Agreement, if no Special Default or Lease Event of Default exists, Lessee may, by written notice to Lessor (with a copy of such notice to Owner Participant), request to change the country of registration of the Aircraft. Any such change in registration shall be effected only in compliance with, and subject to all of the conditions set forth in, ss. 7.6.11 of the Participation Agreement.

                           7.1.3            MARKINGS

         If permitted by applicable Law, on or reasonably promptly after the Delivery Date, Lessee will cause to be affixed to, and maintained in, the cockpit of the Airframe and on each Engine, in each case in a clearly visible location, a placard of a reasonable size and shape bearing the legend set forth in Schedule 6. Such placards may be removed temporarily, if necessary, in the course of maintenance of the Airframe or Engines. If any such placard is damaged or becomes illegible, Lessee shall promptly replace it with a placard complying with the requirements of this ss. 7.1.3.

                           7.1.4            COMPLIANCE WITH LAWS

         Lessee shall not, and shall not allow any other Person to, operate, use, maintain, service, repair, overhaul, improve, or modify the Aircraft (a) in violation of any Law binding on or applicable to the Aircraft, the Airframe, or any Engine, or (b) in violation of any airworthiness certificate, license, or registration of any Government Entity relating to the Aircraft, the Airframe, or any Engine, except (1) immaterial or non-recurring violations with respect to which corrective measures are taken promptly by Lessee or a Permitted Sublessee (as applicable) upon discovery thereof, and (2) to the extent Lessee or any Permitted Sublessee is contesting the validity or application of any such Law or requirement relating to any such certificate, license, or registration in good faith in any reasonable manner which does not involve more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine or the interest of any Participant therein, any risk of criminal liability or of material civil penalty against Lessor, Mortgagee, or any Participant or impair the lien of the Mortgage.

                           7.1.5            OPERATION

         Lessee agrees not to operate, use, or locate the Aircraft, the Airframe, or any Engine, or allow the Aircraft, the Airframe, or any Engine to be operated, used, or located, (a) in any area excluded from coverage by any insurance required by the terms of ss. 11, except in the case of a requisition by the U.S. Government where thE U.S. Government provides an indemnity in lieu of such insurance, or insurance from the U.S. Government, covering such area, in accordance with ss. 11.3, or (b) in any recognized area of hostilities unless fully covered iN accordance with Annex D by war-risk insurance as required by the terms of ss. 11 (including ss. 11.3), unless in Any case referred to in this ss. 7.1.5 the Aircraft is only temporarily operated, used, or located in such area as A result of an emergency, equipment malfunction, navigational error, hijacking, weather condition, or other similar unforeseen circumstances, so long as Lessee diligently and in good faith proceeds to remove the Aircraft from such area.

         7.2               POSSESSION

         Lessee will not, without the prior written consent of Lessor and Owner Participant, sublease or otherwise in any manner deliver, transfer, or relinquish possession of the Aircraft, the Airframe, or any Engine, or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; PROVIDED, that, subject to the provisions of ss. 7.3, Lessee may, without such prior written consent:

                           7.2.1            INTERCHANGE AND POOLING

         Subject or permit any Permitted Sublessee to subject (a) the Airframe to normal interchange agreements (provided that (1) any such interchange agreement does not contemplate that Lessee (or a Permitted Sublessee) will be out of possession of the Airframe for more than five consecutive days at a time (absent weather, maintenance, or other exigencies), and (2) the party to such interchange agreement is a Permitted Air Carrier, not in bankruptcy, organized and having its principal place of business in a country with which the United States then maintains normal diplomatic relations and which recognizes and gives effect to the rights, title, and interests of Lessor in the Airframe), or (b) any Engine (but only if such Engine is then installed upon an aircraft) to normal interchange agreements or pooling agreements or arrangements, in each case customary in the commercial airline industry and entered into by Lessee or such Permitted Sublessee in the ordinary course of business; PROVIDED, that (1) no such agreement or arrangement shall require any transfer of Lessor's title to the Airframe or such Engine, and (2) if Lessor's title to any such Engine is nevertheless divested under any such agreement or arrangement, then such Engine shall be deemed to have suffered an Event of Loss as of the date of such divestiture, and Lessee shall be required to replace such Engine with a Replacement Engine meeting the requirements of, and in accordance with, ss. 10.

                           7.2.2            TESTING AND SERVICE

         Deliver or permit any Permitted Sublessee to deliver possession of the Aircraft, the Airframe, any Engine, or any Part (a) to the manufacturer thereof or to any third-party maintenance provider, for testing, service, repair, maintenance, or overhaul work on the Aircraft, Airframe, any Engine, or any Part, or, to the extent required or permitted by the terms of Annex C, for alterations or modifications in or additions to the Aircraft, the Airframe, or any Engine, or (b) to any Person for the purpose of transport to a Person referred to in the preceding clause (a).

     7.2.3 TRANSFER TO U.S. GOVERNMENT

         Transfer or permit any Permitted Sublessee to transfer possession of the Aircraft, the Airframe, or any Engine to the U.S. Government pursuant to CRAF or otherwise, in which event Lessee shall promptly notify Lessor and Mortgagee in writing of any such transfer of possession (and, in the case of any transfer pursuant to CRAF, in such notification shall identify by name, address, and telephone numbers the Contracting Office Representative(s) for the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under
         CRAF).

     7.2.4 INSTALLATION OF ENGINES ON OWNED AIRCRAFT

         Install or permit any Permitted Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee free and clear of all Liens except (a) Permitted Liens, (b) Liens that do not apply to the Engines, and (c) the rights of third parties under normal interchange or pooling agreements and arrangements of the type permitted under ss. 7.2.1.

     7.2.5 INSTALLATION OF ENGINES ON OTHER AIRFRAMES

         Install or permit any Permitted Sublessee to install an Engine on an airframe leased to Lessee or such Permitted Sublessee, or purchased or owned by Lessee or such Permitted Sublessee subject to a security agreement, conditional sale, or other secured financing arrangement, but only if (a) such airframe is free and clear of all Liens except (1) the rights of the parties to such lease or secured financing arrangement, covering such airframe, and (2) Liens of the type permitted by clauses (a) and (b) of ss. 7.2.4, and (b) Lessee or such Permitted Sublessee has received from the lessor, secured party, oR conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, security agreement, conditional sale agreement, or other agreement covering such airframe), whereby such Person agrees that it will not acquire or claim any right, title, or interest in, or Lien on, such Engine by reason of the installation of such Engine on such airframe at any time while such Engine is subject to this Lease or is owned by Lessor.

     7.2.6 INSTALLATIONS OF ENGINES ON FINANCED AIRCRAFT

         Install or permit any Permitted Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee, leased to Lessee or such Permitted Sublessee, or purchased or owned by Lessee or such Permitted Sublessee subject to a conditional sale or other security agreement under circumstances where neither ss. 7.2.4 nor ss. 7.2.5 applies; PROVIDED, that any such installation shall be deemed an EvEnt of Loss with respect to such Engine, and Lessee shall comply with ss.
         10.2 in respect thereof. UntiL ss. 10.2 has been fully complied with, Lessor's interest in such Engine shall continue in full force anD effect.

                           7.2.7            SUBLEASING

     With respect to the Aircraft, the Airframe, or any Engine, if no Special Default or Lease Event of Default exists, enter into a sublease with any Permitted Air Carrier, but only if:

     (a) Lessee provides written notice to Lessor (with a copy to Owner Participant) and Mortgagee (such notice in the event of a sublease to a U.S. Air Carrier to be given promptly after entering into any such sublease, and, in the case of a sublease to any other Permitted Air Carrier, 10 Business Days in advance of entering into such sublease);

     (b) at the time that Lessee enters into such sublease, such Permitted Air Carrier shall not be subject to any bankruptcy, insolvency, liquidation, reorganization, dissolution, or similar proceeding, and shall not have substantially all of its property in the possession of any liquidator, trustee, receiver, or similar Person;

     (c) any such sublease (1) shall not extend beyond the expiration of the Base Term or any Renewal Term then in effect or irrevocably committed to by Lessee, or contain a purchase option, unless expressly subject to Lessee's exercise of its renewal or purchase options in accordance with the terms of ss. 17, and in any event subject to the requirements of clause (4) of this ss. 7.2.7(c), (2) shall Not contain any purchase option exercisable at a date earlier than such date permitted under ss. 17.3, (3) shall explicitly require that sublessee or sublessor (or both with specified allocations) will fully comply with the Lease's maintenance, operation, possession, inspection, and insurance requirements, and (4) shall be expressly subject and subordinate to all the terms of this Lease and to Lessor's rights, powers, and remedies hereunder, including Lessor's rights under ss. 15 to repossess the Aircraft and tO terminate such sublease if a Lease Event of Default exists;

     (d) in connection with a sublease to a Permitted Foreign Air Carrier, (1) the United States maintains diplomatic relations with the country of domicile of such Permitted Foreign Air Carrier, and (2) Lessee furnishes to Lessor, Owner Participant and Mortgagee a favorable opinion of counsel, reasonably satisfactory to Lessor and Owner Participant (and, so long as the Policy is in effect, to Mortgagee), located in the country of domicile of such Permitted Foreign Air Carrier, that (aa) the terms of such sublease are legal, valid, and binding obligations of the parties thereto, enforceable under the laws of such jurisdiction, (bb) it is not necessary for Owner Participant, Lessor, or Mortgagee to register or qualify to do business in such jurisdiction, if not already so registered or qualified, as a result of the proposed sublease, (cc) Lessor's title to, and Mortgagee's first-priority Lien in respect of, the Aircraft, Airframe, and Engines will be recognized in such jurisdiction, (dd) the Laws of such jurisdiction of domicile require fair compensation by the government of such jurisdiction, payable in a currency freely convertible into Dollars, for the loss of title to the Aircraft, Airframe, or Engines in the event of the requisition by such government of such title (unless Lessee provides insurance in the amounts required with respect to hull insurance under ss. 11 covering thE requisition of title to the Aircraft, Airframe, or Engines by the government of such jurisdiction so long as the Aircraft, Airframe, or Engines are subject to such sublease), (ee) such Permitted Air Carrier's agreement that its rights under the sublease are subject and subordinate to all the terms of this Lease is enforceable against such Permitted Air Carrier under applicable Law, and (ff) such sublease will subject Lessor, Mortgagee, and Owner Participant to no greater tort liability than in the United States of America, OR, if such sublease will subject Lessor, Mortgagee, or Owner Participant to greater tort liability than in the United States of America, Lessee (or Permitted Sublessee) has provided insurance to insure against such additional liability;

     (e) Lessee furnishes to Lessor, Mortgagee, and Owner Participant evidence reasonably satisfactory to Lessor that the insurance required byss. 11 remains in effect;

     (f) all necessary documents are duly filed, registered, or recorded in such public offices as are required fully to preserve the title of Lessor, and the first-priority security interest (subject to Permitted Liens) of Mortgagee, in the Aircraft, Airframe, and Engines;

     (g) Lessee shall reimburse Lessor, Mortgagee, and Owner Participant for all of their reasonable out-of-pocket fees and expenses (including reasonable fees and disbursements of counsel) incurred in connection with any such sublease;

     (h) no such sublease shall be made to a "tax exempt entity" as defined in ss. 168(h)(2) oF the Code, including a Permitted Foreign Air Carrier, before the end of the Tax Attribute Period unless Lessee prepays on a lump-sum basis any liability due under the Tax Indemnity Agreement as a result of such sublease based upon the assumption that such sublease were to continue for the remainder of the term of such sublease;

     (i) no such sublease will adversely affect Lessor's or Mortgagee's protection under Section 1110;

     (j) no such sublease shall permit the Permitted Sublessee thereunder to sub-sublease or transfer the Airframe or any Engine, except for transfers by a Permitted sublessee permitted by the foregoing provisions of this ss. 7.2, and except that a Permitted Sublessee who is a manufacturer maY sub-sublease to any Person to whom a sublease would be permitted under this ss. 7.2.7; PROVIDED, that (1) such sub-sublease shall not permit any sub-sub-subleasing of the Aircraft, the Airframe, or any Engine, and (2) such sub-sublease must meet the requirement of a Permitted Sublease;

                  (k) if the term of such Sublease is greater than one year, Lessee will assign such Sublease to Lessor as security for Lessee's obligations hereunder.

     7.3 CERTAIN LIMITATIONS ON SUBLEASING OR OTHER RELINQUISHMENT OF POSSESSION

         Notwithstanding anything to the contrary in ss. 7.2:

         (a) The rights of any Person who receives possession of the Aircraft in accordance with ss. 7.2 shalL be subject and subordinate to all the terms of this Lease, and to Lessor's rights, powers, and remedies hereunder, including
(1) Lessor's right to repossess the Aircraft pursuant to ss. 15, (2) Lessor's right tO terminate and avoid such sublease, delivery, transfer, or relinquishment of possession if a Lease Event of Default exists, and (3) the right to require such Person to deliver the Aircraft, Airframe, and Engines forthwith if a Lease Event of Default exists.

         (b) Lessee shall remain primarily liable hereunder for the performance of all the terms of this Lease to the same extent as if such transfer had not occurred, and no transfer of possession of the Aircraft, the Airframe, any Engine, or any Part shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder or under any other Operative Agreement.

         (c) Lessee shall ensure that no sublease, delivery, transfer, or relinquishment permitted under ss. 7.2 shall affect the United States registration of the Aircraft, unless also made in accordance with thE provisions of ss. 7.1.2.

         (d) Any event that constitutes or would, with the passage of time, constitute an Event of Loss under clause (3), (4), or (5) of the definition of such term (as set forth in Annex A) shall not be deemed to violate the provisions of ss. 7.2.

         (e)  No  Wet  Lease  shall   constitute   a  delivery,   transfer,   or
relinquishment of possession for purposes of ss. 7.2, nor shall it be prohibited by the terms hereof.

     8.   MAINTENANCE;   REPLACEMENT   AND   POOLING   OF  PARTS;   ALTERATIONS,
MODIFICATIONS, AND ADDITIONS; OTHER LESSEE COVENANTS

     8.1   MAINTENANCE;   REPLACEMENT   AND   POOLING  OF  PARTS;   ALTERATIONS,
MODIFICATIONS, AND ADDITIONS

         At all times during the Term, Lessee shall comply with (or cause to be complied with) each of the provisions of Annex C, which provisions are hereby incorporated by this reference as if set forth in full herein.

         8.2               INFORMATION, CERTIFICATES, NOTICES, AND REPORTS

                           8.2.1            FINANCIAL INFORMATION

         Lessee will furnish to Lessor and Owner Participant:

                  (a) within 90 days after the end of each of the first three fiscal quarters in each fiscal year of Lessee, a consolidated balance sheet of Lessee and Guarantor as of the end of such quarter, and related statements of income and cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, prepared in accordance with GAAP; PROVIDED, that while Lessee or Guarantor is subject to the reporting requirements of the Securities Exchange Act of 1934, a copy of Lessee's or Guarantor's report on Form 10-Q for such fiscal quarter (excluding exhibits) will satisfy this clause (a).

                  (b) within 120 days after the end of each fiscal year of Lessee, a consolidated balance sheet of Lessee and Guarantor as of the end of such fiscal year and related statements of income and cash flows of Lessee and Guarantor for such fiscal year, in comparative form with the preceding fiscal year, prepared in accordance with GAAP, together with a report of Lessee's and Guarantor's independent certified public accountants with respect to their audit of such financial statements; PROVIDED, that while Lessee or Guarantor is subject to the reporting requirements of the Securities Exchange Act of 1934, a copy of Lessee's or Guarantor's report on Form 10-K for such fiscal year (excluding exhibits) will satisfy this clause (b).

                           8.2.2            ANNUAL CERTIFICATE

         Within 120 days after the close of each fiscal year of Lessee, Lessee shall deliver to Lessor, Owner Participant, and Mortgagee an Officer's Certificate of Lessee to the effect that such officer is familiar with or has reviewed or caused to be reviewed the relevant terms of this Lease and the other Lessee Operative Agreements, and that such officer does not have knowledge of the existence as at the date of such certificate of any Lease Event of Default (or, if any Lease Event of Default exists, specifying the nature and period of existence thereof and the action Lessee has taken or is taking or proposes to take with respect thereto).

                           8.2.3            INFORMATION FOR FILINGS

         Lessee shall promptly furnish to Owner Participant or Lessor such information (other than with respect to the citizenship of Owner Participant and Lessor) within Lessee's or any Permitted Sublessee's possession, or reasonably available to or obtainable by Lessee or such Permitted Sublessee, as may be required to enable Lessor to file in a timely manner any reports required to be filed by it as lessor under the Lease or to enable Owner Participant to file in a timely manner any reports required to be filed by it as the beneficiary of the Trust Estate, in either case, with any Government Entity because of, or in connection with, the interest of Owner Participant or Lessor in the Aircraft, this Lease, or any other part of the Trust Estate; PROVIDED, that, with respect to any such information which Lessee reasonably deems commercially sensitive or confidential, Owner Participant or Lessor (as applicable) shall afford Lessee a reasonable opportunity (to the extent reasonably obtainable) to seek from any such Government Entity a waiver of the obligation of Owner Participant or Lessor to file any such information, or shall consent to the filing of such information directly by Lessee in lieu of filing by Owner Participant or Lessor, and if any such waiver or consent is evidenced to the reasonable satisfaction of Owner Participant or Lessor (as applicable), then Lessee shall not be required to furnish such information to Owner Participant or Lessor.

                           8.2.4            OTHER INFORMATION

         Lessee shall provide to Owner Participant from time to time such other information or data as Owner Participant reasonably requests concerning the Aircraft, Lessee's financial condition, or otherwise relating to the transactions or matters contemplated in the Operative Agreements, in each case to the extent within Lessee's or any Permitted Sublessee's possession, or reasonably available to or obtainable by Lessee or such Permitted Sublessee.

                   9. VOLUNTARY TERMINATION UPON OBSOLESCENCE

         9.1               RIGHT OF TERMINATION

         (a) Provided there is then no Special Default or Lease Event of Default, Lessee shall have the right at its option to terminate this Lease during the Base Term, effective only on a Termination Date occurring on or after the seventh anniversary of the Delivery Date, if:

                  (1) Lessee makes a good faith determination that the Aircraft either has become economically obsolete or is surplus to Lessee's requirements, and Lessee's Chief Financial Officer or Treasurer so certifies in writing to Lessor; and

                  (2) Lessee provides Lessor (with a copy to Owner Participant) with written notice of Lessee's exercise of such termination option not less than 180 days and not more than 360 days before the Termination Date specified in such notice.

         (b) Lessor shall notify Lessee and Mortgagee of Lessor's intention to sell or retain the Aircraft, as provided in this ss. 9, not less than 120 days before the Termination Date specified in the written noticE pursuant to ss. 9.1(a)(2). Any failure by Lessor to give such notice of its election shall be deemed to be aN election to sell the Aircraft, as provided in this ss. 9.

         (c) In the event of any termination pursuant to this ss. 9, Lessee shall not acquire additionaL 737-800 aircraft during the 24 months following such termination, except to replace any lost or damaged aircraft or under short-term operating leases, and Lessee shall notify Lessor in the event Lessee plans to enter into such an operating lease to discuss the possible re-lease of the Aircraft from Lessor to Lessee under such short-term operating lease.

         9.2               ELECTION BY LESSOR TO SELL

                           9.2.1            BIDS; CLOSING OF SALE

         Unless Lessor has notified Lessee of Lessor's election to retain the Aircraft, Lessee, as agent for Lessor, shall, until the date ten Business Days before the Termination Date, use commercially reasonable efforts to obtain bids for a cash purchase of the Aircraft, and Lessor may, if it desires to do so, also seek to obtain such bids. If Lessee receives any bid, Lessee shall promptly, and in any event at least ten Business Days before the Termination Date, certify to Lessor in writing the amount and terms of such bid, and the name and address of the Person (who shall not be Lessee or any Affiliate of Lessee or any Person with whom Lessee or any such Affiliate has an arrangement for the future use of the Aircraft by Lessee or any such Affiliate) submitting such bid. If Lessor receives any bid on or before the date ten Business Days before the Termination Date, Lessor shall, at least ten Business Days before the Termination Date, certify to Lessee in writing the amount and terms of such bid, and the name and address of the Person submitting such bid.

                           9.2.2            CLOSING OF SALE

         (a) On the Termination Date (1) Lessee shall deliver the Airframe and Engines or engines constituting part of the Aircraft to the bidder (if any) who shall have submitted the highest cash bid on or before the date ten Business Days before such Termination Date, in the same manner as if delivery were made to Lessor pursuant to ss. 5 and Annex B and in full compliance with the terms thereof, and shall duly transfer tO Lessor title to any such engines not owned by Lessor, all in accordance with the terms of ss. 5 and Annex B, anD (2) Lessor shall simultaneously therewith transfer the Airframe and Engines or engines to such bidder, in the manner described in ss. 4.5, against cash paid to Lessor in the amount of such highest bid and in the manner and iN funds of the type specified in ss. 3.3.

         (b) All proceeds of any sale described in ss. 9.2.2(a) shall be paid to and retained by Lessor and, on such Termination Date, and as a condition precedent to such sale and the delivery of the Aircraft and Engines or engines to such bidder, Lessee shall pay to Lessor, in the manner and in funds of the type specified in ss. 3.3:

     (1) all unpaid  Basic Rent due at any time  before such  Termination  Date;
plus

     (2) the excess (if any) of the Termination Value for the Aircraft, computed as of such Termination Date, over the proceeds of such sale; plus

     (3) as provided in ss. 3.2.2, interest on the amounts specified in the foregoing clausE (1) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount in full.

         As a further condition precedent to such sale and delivery, Lessee shall pay all Supplemental Rent due by Lessee to Lessor, Mortgagee, or the Participants under this Lease (including (aa) Supplemental Rent in respect of Make-Whole Amount (if any) payable pursuant to ss. 2.11(b) of the Mortgage in connection with a prepayment oF the Equipment Notes upon such sale, (bb) all interest charges provided for hereunder or under any other Lessee Operative Agreement with respect to the late payment of any amounts so payable, (cc) all reasonable and previously-invoiced out-of-pocket fees and expenses (including reasonable fees and expenses of counsel, but excluding brokerage commissions payable to any Person not retained by Lessee) incurred by Lessor, Mortgagee, and Owner Participant in connection with such sale and the related termination of this Lease), (dd) all previously-invoiced commissions payable to any Person retained by Lessee in connection with such sale, and (ee) all sales, transfer, or similar Taxes then due with respect to such sale). To the extent not invoiced or due on the Termination Date, Lessee shall pay in due course the obligations described in the foregoing clauses (cc), (dd), and (ee).

         (c) Upon and subject to any such sale and receipt of proceeds by Lessor, and full and final payment of all amounts described in ss. 9.2.2(b), and compliance by Lessee with all the other provisions of this ss. 9.2,

                  (1) Lessor will transfer to Lessee, in accordance with ss. 4.5, any Engines constitutinG part of the Aircraft but which were not then installed on the Airframe and sold therewith; and

                  (2) the obligation of Lessee to pay Basic Rent, on or after the Payment Date with reference to which Termination Value is computed, shall cease, and the Term shall end effective as of the date of such sale.

         (d) A sale of the Aircraft pursuant to this ss. 9.2.2 shall take place only on a Termination Date. Subject to ss. 9.3, if no sale shall have occurred on or as of the proposed Termination Date, this Lease shalL continue in full force and effect, and all of Lessee's obligations shall continue, including its obligation to pay Rent, in each case, as if the notice under ss. 9.1 shall not have been given and, subject to ss. 9.2.3(a), LesSee may give another notice pursuant to ss. 9.1.

         (e) Lessor shall be under no duty to solicit bids, to inquire into the efforts of Lessee to obtain bids, or otherwise to take any action in connection with any such sale other than to transfer to the purchaser named in the highest bid referred to above (or to such purchaser and, in the case of Engines described in ss. 9.2.2(c), to Lessee) the Airframe and Engines or engines against receipt of the payments described in ss. 9.2.2(B)

                           9.2.3            WITHDRAWAL OF NOTICE OF TERMINATION

         (a) So long as Lessor has not elected to retain the Aircraft pursuant to ss. 9.1, Lessee may withdraW any notice given pursuant to ss. 9.1 at any time on or before the date five Business Days before the proposeD Termination Date, whereupon this Lease shall continue in full force and effect and all of Lessee's obligations shall continue, including its obligation to pay Rent, in each case as if the notice under ss. 9.1 were not given, and Lessee may give another notice pursuant to ss. 9.1; PROVIDED, that Lessee shall not be entitled to give morE than three termination notices pursuant to ss. 9.1 during the Term.

         (b) Lessee shall pay, on an after-tax basis, all reasonable out-of-pocket fees and expenses of Lessor (including reasonable fees and expenses of counsel), Mortgagee, and Owner Participant in connection with any notice of termination withdrawn by Lessee or in connection with any notice of termination pursuant to which a sale of the Aircraft fails to occur.

         9.3               RETENTION OF AIRCRAFT BY LESSOR

     (a) If Lessor elects to retain the Aircraft in accordance withss. 9.1, on the Termination Date:

                  (1) (aa) Lessor shall pay or cause to be paid, in the manner and in funds of the type specified in ss. 3.3, to the Mortgagee, an amount sufficient to prepay all outstanding Equipment NoteS pursuant to ss. 2.11(b) of the Mortgage, and (bb) Lessee shall pay any Make-Whole Amount then due;

                  (2) subject to Mortgagee's receipt of the funds described in clause (1)(aa) of this ss. 9.3(a), Lessee shall deliver the Airframe and Engines or engines constituting part of the Aircraft tO Lessor pursuant to ss. 5 and Annex B and in full compliance with the terms thereof, and shall dulY transfer to Lessor title to any such engines not owned by Lessor, all in accordance with the terms of ss. 5 and Annex B;

     (3) Lessee shall pay to Lessor, in the manner and in funds of the type specified inss. 3.3:

     (aa) all unpaid  Basic Rent due at any time before such  Termination  Date;
plus

     (bb) any Make-Whole Amount due as a result of the prepayment of all outstanding Equipment Notes pursuant toss. 2.11(b) of the Mortgage; plus

     (cc) as provided in ss. 3.2.2, interest on the amounts specified in the foregoinG clauses (aa) and (bb) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount in full; and

                  (4) Lessee shall also pay all Supplemental Rent due and payable by Lessee to Lessor, Mortgagee, or any Participant under this Lease, including all interest charges provided for hereunder or under any other Lessee Operative Agreement with respect to the late payment of any amounts so payable, and the reasonable out-of-pocket fees and expenses incurred by Lessor, Mortgagee, and Owner Participant in connection with such termination and delivery of the Airframe and Engine or engines (excluding brokerage commissions and similar expenses payable to any Person(s) not retained by Lessee).

         (b) Upon full and final payment to Lessor, Mortgagee, and the Participants of the amounts described in ss. 9.3(a)(1), and (3) and (4), and compliance by Lessee with all the applicable provisions of ss. 9.3(a)(2),

                  (1) Lessor will transfer to Lessee, in accordance with ss. 4.5, any Engines constitutinG part of the Aircraft but which were not then installed on the Airframe and sold therewith; and

                  (2) Lessee's obligation to pay Basic Rent otherwise due on or after the Termination Date shall cease, and the Term for the Aircraft shall end effective as of such Termination Date.

                    10. LOSS, DESTRUCTION, REQUISITION, ETC.

         10.1              EVENT OF LOSS TO THE AIRCRAFT

                           10.1.1           NOTICE AND ELECTION

         (a) If an Event of Loss to the Airframe (and any Engine(s) installed thereon) occurs, Lessee shall promptly (and in any event within 15 days after such occurrence) notify Lessor, Owner Participant and Mortgagee of such Event of Loss. Within 60 days after such occurrence, Lessee shall give to Lessor (with a copy to Owner Participant) and Mortgagee written notice of Lessee's election to make payment in respect of such Event of Loss, as provided in ss. 10.1.2, or to replace the Airframe and any such Engine(s) as provided in ss. 10.1.3.

         (b) Lessee's failure to give the notice of election described in ss. 10.1.1(a) shall be deemed to bE an election of the option set forth in ss.
10.1.2. In addition, Lessee shall not be entitled to elect the optioN set forth in ss. 10.1.3 if, at the time Lessor receives such notice from Lessee or on the replacement date, A Special Default or a Lease Event of Default exists.

         (c) For purposes of ss. 10.1.2, an Event of Loss to the Airframe shall be deemed to constitute aN Event of Loss to the Aircraft. For purposes of ss. 10.1.3, any Engine not actually suffering an Event of LosS shall not be required to be replaced.

     10.1.2 PAYMENT OF LOSS AND TERMINATION OF LEASE

         (a) If Lessee elects, in accordance with ss. 10.1.1, to make payment in respect of any such Event oF Loss, then Lessee shall pay, in the manner and in funds of the type specified in ss. 3.3, the following amounts:

                  (1) on the date (the "LOSS PAYMENT DATE") that is the earlier of (x) the Stipulated Loss Value Date first following the 75th day following the date of the occurrence of such Event of Loss, and (y) the Stipulated Loss Value Date first following the fourth Business Day following the receipt of the insurance proceeds with respect to such occurrence (but in any event not earlier than the date of Lessee's election under ss. 10.1.1 to make payment under this ss. 10.1.2), Lessee shall pay to Lessor:

     (aa) all unpaid  Basic Rent due at any time before the Loss  Payment  Date;
plus

     [(bb) all Basic Rent due on the Loss Payment Date; plus]

     (cc) the Stipulated Loss Value computed as of the Stipulated Loss Value Date immediately preceding the Loss Payment Date (or, if the Loss Payment Date is a Stipulated Loss Value Date, the Loss Payment Date), plus

     (dd) if the Loss Payment Date is not a Stipulated Loss Value Date, an additional amount equal to interest, at the rate per annum equal to the SLV Rate, on the amount of the excess referred to in clause (cc) above for each day from and including the Stipulated Loss Value Date referred to in clause [(cc)] to but excluding the Loss Payment Date; plus

     (ee) as provided in ss. 3.2.2, interest on the amount specified in the foregoing clause (aa) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount in full; and

                  (2) on or before the date required for payment of the amounts specified in clause 10.1.2(a)(1), Lessee shall also pay to Lessor, Mortgagee, and the Participants all other amounts due and payable by Lessee to Lessor, Mortgagee, and the Participants under this Lease, the Participation Agreement, or any other Lessee Operative Agreement and, on an after-tax basis, all out-of-pocket fees and expenses (including reasonable fees and expenses of counsel) incurred by Lessor, each Participant, and Mortgagee in connection with such Event of Loss.

         (b) Upon payment in full of all amounts described in the foregoing ss. 10.1.2(a)(1), (1) Lessee'S liability for use of the Aircraft and obligation to pay Basic Rent hereunder with respect to the Aircraft shall terminate, (2) the Term for the Aircraft shall end, and (3) Lessor will transfer the Aircraft to Lessee, as-is and where-is, and subject to any insurer's salvage rights, but otherwise in the manner described in ss. 4.5.

                           10.1.3           REPLACEMENT OF AIRFRAME AND ENGINES

         (a) If Lessee elects, in accordance with ss. 10.1.1, to replace the Airframe and any Engine(s) suffering the Event of Loss, then Lessee shall, as promptly as possible and in any event within 120 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, in compliance with ss. 10.3 and aS replacement for the Airframe and any such Engine(s), title to a Replacement Airframe (which shall comply with ss. 10.1.3(b)), and for each such Engine a Replacement Engine, in each case free and clear of all Liens other thaN Permitted Liens (PROVIDED, that if such conveyance occurs after the end of the Term, Lessee shall pay rent for the Aircraft from the end of the Term until return thereof pursuant to ss. 5 at a daily rate equal to the averagE daily Basic Rent or Renewal Rent, as applicable, over the Base Term or then-expiring Renewal Term, as applicable). If Lessee makes such election, but for any reason does not effect such replacement within such time period and in compliance with the requirements set forth in ss. 10.3, then Lessee shall be deemed to have initiallY made the election set forth in ss. 10.1.2 with the effect that Lessee shall pay, in the manner and in funds of thE type specified in ss. 3.3, the amounts required under, and in accordance with, ss. 10.1.2 (except that the tIme period for payment referenced in ss. 10.1.2(a)(1) shall, for the purposes of this ss. 10.1.3(a), in all cases be on the Stipulated Loss Value Date first following the 120th day following the date of the occurrence of such Event of
Loss).

         (b) Any such Replacement Airframe shall be an airframe manufactured by the Airframe Manufacturer that is the same model as the Airframe to be replaced thereby, or an improved model, and that has a current value, estimated residual value, utility, and remaining economic useful life (without regard to hours or cycles remaining until the next regular maintenance check, provided no Special Default or Lease Event of Default then exists) at least equal to the Airframe to be replaced thereby (assuming that such Airframe had been maintained in accordance with this Lease), immediately prior to such Event of Loss and that has a year of manufacture no earlier than that of the Airframe to be replaced. Any such Replacement Engine shall meet the requirements of, and be conveyed by Lessee to Lessor in accordance with, ss. 10.2 (other than the notice requirement set forth iN ss. 10.2.1).

         10.2              EVENT OF LOSS TO AN ENGINE; ENGINE EXCHANGES

                           10.2.1           NOTICE

         If an Event of Loss to an Engine occurs under circumstances in which no Event of Loss to the Airframe occurs, Lessee shall promptly (and in any event within 15 days after such occurrence) notify Lessor of such Event of Loss.

                           10.2.2           REPLACEMENT OF ENGINE

         Lessee shall, promptly and in any event within 60 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, in compliance with ss. 10.3 and as replacement for the Engine witH respect to which any Event of Loss occurred, title to a Replacement Engine, free and clear of all Liens other than Permitted Liens. Such Replacement Engine shall be an engine manufactured by Engine Manufacturer that is the same model as the Engine to be replaced thereby, or an improved model, and that is suitable for installation and use on the Airframe, and that has a current value, estimated residual value, utility, and remaining economic useful life (without regard to hours and cycles remaining until overhaul, provided no Special Default or Lease Event of Default then exists) at least equal to the Engine to be replaced thereby (assuming that such Engine had been maintained in accordance with the Lease) immediately prior to such Event of Loss.

                           10.2.3           ENGINE EXCHANGE

         Upon not less than five Business Days' prior written notice to Lessor (with a copy to Owner Participant), Lessee may replace any Engine leased hereunder with another engine (the "EXCHANGED ENGINE") meeting the requirements of ss. 10.2.2. Such Exchanged Engine shall be deemed to be a "Replacement Engine", and Lessor anD Lessee shall comply with the provisions of ss. 10.3 with regard to the Exchanged Engine and the Engine so replaced.

         10.3              CONDITIONS TO ANY REPLACEMENT

                           10.3.1           DOCUMENTS

         Before or at the time of conveyance of title to any Replacement Airframe or Replacement Engine to Lessor, Lessee shall take each of the following actions:

         (a) furnish Lessor with a full warranty (as to title) bill of sale duly conveying to Lessor such Replacement Airframe or Replacement Engine, in form and substance reasonably satisfactory to Lessor and Owner Participant, and cause such Replacement Airframe to be duly registered in the name of Lessor pursuant to the Transportation Code (or such other applicable Law of a jurisdiction other than the United States where the Aircraft is registered in accordance with ss. 7.1.2);

         (b) cause (1) a supplement to this Lease, subjecting such Replacement Airframe or Replacement Engine to this Lease, duly executed by Lessee, to be delivered to Lessor for execution, and, upon such execution, to be filed for recordation with the FAA pursuant to the Transportation Code (or such other applicable Law of a jurisdiction other than the United States where the Aircraft is registered in accordance with ss. 7.1.2), (2) A supplement to the Mortgage, subjecting such Replacement Airframe or Replacement Engine to the Mortgage, to be delivered to Lessor for execution, and, upon execution, to be filed for recordation with the FAA pursuant to the Transportation Code (or such other applicable Law of a jurisdiction other than the United States where the Aircraft is registered in accordance with ss. 7.1.2), and (3) such Financing Statements and other filings, as OwneR Participant or Mortgagee reasonably request, duly executed by Lessee and (to the extent applicable) Lessor and Mortgagee (and Lessor and Mortgagee shall execute and deliver the same), to be filed in such locations as any such party reasonably requests;

         (c) furnish such evidence of compliance with the insurance provisions of ss. 11 with respect to sucH Replacement Airframe or Replacement Engine as Owner Participant reasonably requests;

         (d) furnish an opinion or opinions of Lessee's counsel (which may be Lessee's legal department) reasonably satisfactory to Owner Participant and addressed to Lessor, Owner Participant, and Mortgagee to the effect that (1) such full warranty bill of sale referred to in ss. 10.3.1(a) constitutes an effective instrumenT for the conveyance of title to the Replacement Airframe or Replacement Engine, and (2) in the case of a Replacement Airframe or of a Replacement Engine substituted under ss. 10.2.3 in the absence of an Event of Loss, (aa) Lessor and Mortgagee, as assignee of Lessor, will be entitled to the benefits of Section 1110 with respect to the Replacement Airframe, and (bb) as to the U.S. federal income tax consequences to Owner Participant of the replacement;

         (e) furnish an opinion of Lessee's aviation law counsel reasonably satisfactory to Owner Participant and addressed to Lessor, Owner Participant, and Mortgagee as to the due registration of any such Replacement Airframe and the due filing for recordation of each supplement to this Lease and each supplement to the Mortgage with respect to such Replacement Airframe or Replacement Engine under the Transportation Code (or such other applicable Law of a jurisdiction other than the United States where the Aircraft is registered in accordance with ss. 7.1.2);

         (f) with respect to the replacement of the Airframe and any Engine(s) installed thereon at the time of the Event of Loss, if requested by Owner Participant and at Lessee's expense, furnish a certified report of a qualified independent aircraft appraiser, such report and such appraiser to be reasonably satisfactory to Owner Participant, certifying that such Replacement Airframe and any such Replacement Engine complies with the current value, estimated residual value, utility, and remaining economic useful life requirements set forth in ss. 10.1.3(b); and

         (g) take such other actions and furnish such other certificates and documents as Lessor or Owner Participant may reasonably request in order that such Replacement Airframe or Replacement Engine be duly and properly titled in Lessor, leased hereunder and subjected to the Lien of the Trust Indenture to the same extent as initially required under the Operative Agreements with respect to the Airframe or Engine so replaced.

         Lessor and Lessee understand and agree that if, at the time of any replacement of the Airframe or any Engine(s) as contemplated in this ss. 10, the Airframe was registered in a jurisdiction other than the UniteD States, then the requirements set forth above in this ss. 10.3.1 relating to compliance with the requirements oF the Transportation Code or the FAA shall be deemed to refer to the comparable applicable Law of, and the Aviation Authority of, such other jurisdiction.

                           10.3.2           OTHER OBLIGATIONS

         (a) Lessor and Lessee agree that, when and after any Replacement Airframe becomes the Airframe hereunder, and when and after any Replacement Engine becomes an Engine hereunder, this Lease shall continue to be, and shall be treated as, a lease for U.S. federal income tax purposes of such Replacement Airframe and such Replacement Engine. Without limiting the foregoing, Lessee and Lessor intend that Lessor shall, in all events, be entitled to the benefits of
Section 1110 with respect to any Replacement Airframe or Replacement Engine, and Lessee and Lessor shall cooperate and take such action as the other may reasonably request so as to ensure that Lessor shall be entitled to such benefits.

         (b) No Event of Loss to an Engine, or to an Airframe, shall result in, or otherwise allow or permit (other than as provided in ss. 10.1.2(b)), any reduction, deferral, discharge, or other change in the timing oR amount of any Rent payable by Lessee hereunder, and (subject to such ss. 10.1.2(b)) Lessee shall pay all such RenT and other amounts as though such Event of Loss had not occurred.

         10.4              CONVEYANCE TO LESSEE

         Upon compliance by Lessee with the applicable terms of ss.ss. 10.1.3, 10.2, and 10.3.1, Lessor will transFer to Lessee the Airframe or Engine(s), as applicable, with respect to which such Event of Loss occurred, in accordance with ss. 4.5.

         10.5              APPLICATION OF PAYMENTS

         Any amounts, other than insurance proceeds in respect of damage or loss not constituting an Event of Loss (the application of which is provided for in ss. 11), received at any time by Lessor, Lessee, or any PermitteD Sublessee from any Government Entity or any other Person in respect of any Event of Loss will be paid over to Lessor (or to Mortgagee if Mortgagee has not notified Lessee that the Lien of the Mortgage has been duly discharged, except with respect to Excluded Payments) to be held in accordance with ss. 4.5 and applied as follows:

                           10.5.1           REPLACEMENT OF AIRFRAME AND ENGINES

         If such amounts are received with respect to the Airframe or any Engine(s) installed thereon at the time of such Event of Loss, upon Lessee's compliance with the applicable terms of ss. 10.1.3 with respect to the EvenT of Loss for which such amounts are received, such amounts shall (subject to ss. 10.9) be paid over to, or retaineD by, Lessee.

                           10.5.2           LOSS OF ENGINE

         If such amounts are received with respect to an Engine (other than an Engine installed on the Airframe when the Airframe suffers an Event of Loss), upon Lessee's compliance with the applicable terms of ss. 10.2.2 witH respect to the Event of Loss for which such amounts are received, such amounts shall (subject to ss. 10.9) be paiD over to, or retained by, Lessee.

                           10.5.3           PAYMENT OF LOSS

         If such amounts are received, in whole or in part, with respect to the Airframe, and Lessee makes, has made or is deemed to have made the election set forth in ss. 10.1.2, such amounts shall be applied as follows:

         (a) FIRST, if the sum described in ss. 10.1.2 has not then been paid in full by Lessee, such amountS shall be paid to Lessor (or to Mortgagee if Mortgagee has not notified Lessee that the Lien of the Mortgage has been duly discharged, except with respect to Excluded Payments) to the extent necessary to pay in full such sum; and

     (b) SECOND, the remainder, if any, shall (subject toss. 10.9) be paid to Lessee.

         10.6              REQUISITION OF AIRCRAFT FOR USE

         If any Government Entity requisitions the use of the Airframe and the Engines or engines installed thereon, and if the requisition does not constitute an Event of Loss, Lessee shall promptly notify Lessor and Mortgagee of such requisition, and all of Lessee's obligations under this Lease shall continue to the same extent as if such requisition had not occurred; PROVIDED, that, if the Airframe and Engines or engines installed thereon are not returned to Lessor by Lessee at the end of the Term or within 30 days thereafter, then Lessee shall be deemed to have made the election set forth in ss. 10.1.2 with the effect that Lessee shall be obligated to pay thE Stipulated Loss Value and all other amounts payable pursuant to ss. 10.1.2 with respect to the Aircraft as if aN Event of Loss had occurred as of the end of the Term. If such requisition does not constitute an Event of Loss, Lessee shall be obligated to return the Airframe and Engine(s) or engine(s) to Lessor pursuant to, and in all other respects to comply with the provisions of, ss. 5 promptly upon their return by such Government Entity, anD Lessee shall pay (or cause to be paid) to Lessor upon such return an amount equal to the average daily Basic Rent payable by Lessee during the Term for each day after the end of the Term to but excluding the day of such return, up to a maximum of 30 days, which payment may be made from any payments received by Lessor or Lessee from any Government Entity for the use of the Aircraft (notwithstanding any language to the contrary contained in ss. 10.8).

         10.7              REQUISITION OF AN ENGINE FOR USE

         If any Government Entity requisitions for use any Engine but not the Airframe, Lessee will replace such Engine by complying with ss. 10.2 and ss.
10.3 to the same extent as if an Event of Loss with respect to that EngIne had occurred, and any payments received by Lessor or Lessee from such Government Entity with respect to such requisition shall be paid or retained in accordance with ss. 10.5.2.

         10.8              APPLICATION OF PAYMENTS

         All payments received by Lessor or Lessee, or any Permitted Sublessee, from any Government Entity for the use of the Airframe and Engine(s) or engine(s) installed thereon during the Term shall be paid over to, or retained by, Lessee, and all payments received by Lessor or Lessee from any Government Entity for the use of the Airframe and Engine(s) or engine(s) installed thereon after the Term shall be paid over to, or retained by, Lessor; PROVIDED, that, if such requisition constitutes an Event of Loss, then all such payments shall be paid over to Lessor (or to Mortgagee if Mortgagee has not notified Lessee that the Lien of the Mortgage has been discharged), and held as provided in ss. 10.5.

         10.9              APPLICATION OF PAYMENTS DURING DEFAULT

         Any amount described in this ss. 10 that is payable or creditable to, or retainable by, Lessee shall noT be paid or credited to, or retained by, Lessee if a Special Default or Lease Event of Default exists when such payment, credit, or retention would otherwise occur, but shall instead be held by or paid over to Lessor (or to Mortgagee if Mortgagee has not notified Lessee that the Mortgage has been discharged) as security for Lessee's obligations under this Lease and the other Lessee Operative Agreements, and shall be invested pursuant to ss. 4.4 hereof, unless and until such amount is applied, at the option of Lessor, or upon Lessee's written request to Lessor, from time to time during the existence of a Lease Event of Default, to Lessee's obligations under this Lease as and when due (any such application shall be made to such Lessee obligations as Lessor determines in its sole discretion). If and when no Special Default and no Lease Event of Default exists, such amount shall be paid to Lessee to the extent not previously applied in accordance with this ss. 10.9.

                                  11. INSURANCE

         11.1              LESSEE'S OBLIGATION TO INSURE

         Lessee shall comply with, or cause to be complied with, each of the provisions of Annex D, which provisions are hereby incorporated by this reference as if set forth in full herein.

         11.2              INSURANCE FOR OWN ACCOUNT

         Nothing in ss. 11 shall limit or prohibit (a) Lessee from maintaining the policies of insurance requireD under Annex D with higher limits than those specified in Annex D, or (b) Lessor, Mortgagee, or Owner Participant from obtaining insurance for its own account (and any proceeds payable under such separate insurance shall be payable as provided in the policy relating thereto); PROVIDED, that no insurance may be obtained or maintained that would limit or otherwise adversely affect the coverage of or increase the cost of any insurance required to be obtained or maintained by Lessee pursuant to this ss. 11 and Annex D.

         11.3              INDEMNIFICATION BY GOVERNMENT IN LIEU OF INSURANCE

         During the period of any Government Entity's requisition for use of the Aircraft or any Engine, Lessor, Mortgagee, and each Participant shall accept, in lieu of insurance against any risk with respect to the Aircraft described in Annex D, indemnification from, or insurance provided by, the U.S. Government, or upon Owner Participant's written consent, other Government Entity, against such risk in an amount that, when added to the amount of insurance (including permitted self-insurance), if any, against such risk that Lessee (or any Permitted Sublessee) may continue to maintain, in accordance with this ss. 11, during the period of such requisition, shalL be at least equal to the amount of insurance against such risk otherwise required by this ss. 11.

         11.4              APPLICATION OF INSURANCE PROCEEDS

         As between Lessor and Lessee, all insurance proceeds received as a result of the occurrence of an Event of Loss to the Aircraft or any Engine under policies required to be maintained by Lessee pursuant to this ss. 11 will be applied in accordance with ss. 10.5. All proceeds of insurance required to be maintained by Lessee, iN accordance with ss. 11 and ss. B of Annex D, in respect of any property damage or loss not constituting an Event of Loss to the Aircraft, the Airframe, or any Engine will be applied to pay (or to reimburse Lessee) for repairs or for replacement property incorporated in accordance with ss. 8.1, and any balance remaining after such repairs oR replacement with respect to such damage or loss shall be paid over to, or retained by, Lessee.

         11.5              APPLICATION OF PAYMENTS DURING DEFAULT

         Any amount described in this ss. 11 that is payable or creditable to, or retainable by, Lessee shall noT be paid or credited to, or retained by, Lessee if a Special Default or Lease Event of Default exists when such payment, credit, or retention would otherwise occur, but shall instead be held by or paid over to Lessor (or to if Mortgagee has not notified Lessee that the Lien of the Mortgage has been discharged) as security for Lessee's obligations under this Lease, and shall be invested pursuant to ss. 4.4 unless and until such amount is applied, aT Lessor's option, or upon Lessee's written request to Lessor, from time to time during the existence of a Lease Event of Default, to Lessee's obligations under this Lease and the other Lessee Operative Agreements as and when due (any such application to be made to such obligations of Lessee as Lessor determines in its sole discretion). If and when no Special Default and Lease Event of Default exists, such amount shall be paid to Lessee to the extent not previously applied in accordance with this ss. 11.5.

                                 12. INSPECTION

         (a) At all reasonable times Lessor, Mortgagee, Owner Participant, or their authorized representatives (the "INSPECTING PARTIES") may (not more than once every 12 months by each such Person, unless a Lease Event of Default exists or during the last 12 months of the Base Term and any Renewal Term, then such inspection right shall not be so limited) inspect the Aircraft and the Aircraft Documents, and any such Inspecting Party may make copies of the Aircraft Documents not reasonably deemed confidential by Lessee or a Permitted Sublessee.

         (b) Any inspection of the Aircraft hereunder shall be limited to a visual, walk-around inspection that may include going on board the Aircraft and visually examining the contents of any open panels, bays, or other components of the Airframe or Engines, but shall not include the opening of any unopened panels, bays, or other components of the Aircraft, and no such inspection shall interfere with Lessee's or any Permitted Sublessee's maintenance or operation of the Aircraft, the Airframe, or any Engine.

         (c) Lessor, Owner Participant and Mortgagee shall not have any duty or liability to make, or any duty or liability by reason of not making, any such visit, inspection or survey.

         (d) Each Inspecting Party shall bear its own expenses in connection with any such inspection (including the cost of any copies made in accordance with ss. 12(a)), except following a Lease Event of Default, iN which case Lessee will bear the costs of inspection and pay the same on demand.

         (e) Upon Lessor's request, during the last 12 months of the Base Term and any Renewal Term, Lessee will give 10 Business Days' prior written notice to Lessor and Owner Participant of any scheduled maintenance checks, inspections, surveys, or repair visits. During such period, Owner Participant or its representative may attend any and all such maintenance checks, inspections, surveys, or repair visits.

                 13. ASSIGNMENT; MERGER; SUCCESSOR OWNER TRUSTEE

         13.1              IN GENERAL

         This Lease and the other Lessee Operative Agreements shall bind and benefit Lessor and Lessee and their successors and permitted assigns. Except as otherwise expressly permitted by the terms of the Lease or any other Lessee Operative Agreement, Lessee will not, without the prior written consent of Owner Participant and Mortgagee, assign any of its rights under this Lease.

         13.2              MERGER OF LESSEE

                           13.2.1           IN GENERAL

         Lessee shall not consolidate with or merge into any other Person under circumstances in which Lessee is not the surviving corporation, or convey, transfer, or lease in one or more transactions all or substantially all of its assets to any other Person, unless:

     (a) such Person is organized, existing, and in good standing under the Laws of the United States, any state of the United States, or the District Columbia, and, upon consummation of such transaction, such Person will be a U.S. Air Carrier;

     (b) such Person executes and delivers to Lessor, Owner Participant and Mortgagee a duly authorized, legal, valid, binding, and enforceable agreement, reasonably satisfactory in form and substance to Owner Participant, containing an effective assumption by such Person of the due and punctual performance and observance of each covenant, agreement, and condition in the Lessee Operative Agreements to be performed or observed by Lessee;

     (c) such Person makes such filings and recordings with the FAA pursuant to the Transportation Code as shall be necessary to evidence such consolidation or merger;

         (d) Lessee furnishes Lessor and Owner Participant an opinion of counsel reasonably satisfactory to Owner Participant (and, while the Policy is in effect, reasonably satisfactory to Policy Provider) to the effect that such consolidation or merger has satisfied at the closing of such consolidation or merger items (a), (b) and (c) above;

     (e) immediately after giving effect to such consolidation or merger, no Special Default or Lease Event of Default exists;

     (f) unless Owner Participant otherwise consents, immediately after giving effect to such consolidation or merger, such Person will have a tangible net worth of at least the lesser of (i) 100% of Lessee's tangible net worth immediately prior to such consolidation or merger, and (ii) the greater of (aa) the tangible net worth of Lessee as of March 31, 2000, and (bb) 65% of Lessee's tangible net worth immediately prior to such consolidation or merger; and

     (g) upon such consolidation or merger becoming effective, Lessor will enjoy the same degree of protection under Section 1110 with respect to the Aircraft as Lessor enjoyed prior to such merger.

                           13.2.2           EFFECT OF MERGER

         Upon any such consolidation or merger of Lessee with or into, or the conveyance, transfer, or lease by Lessee of all or substantially all of its assets to, any Person in accordance with this ss. 13.2, such Person wilL succeed to, and be substituted for, and may exercise every right and power of, Lessee under the Lessee Operative Agreements with the same effect as if such Person had been named as "Lessee" therein. No such consolidation, merger, conveyance, transfer, or lease shall have the effect of releasing Lessee or such Person from any of Lessee's obligations, liabilities, covenants, or undertakings under the Lessee Operative Agreements.

         13.3              ASSIGNMENT AS SECURITY FOR LESSOR'S OBLIGATIONS

         In order to secure the indebtedness evidenced by the Equipment Notes, Lessor agrees in the Mortgage to assign this Lease to Mortgagee and to mortgage the Aircraft to Mortgagee, subject to the reservations and conditions therein set forth. Lessee hereby accepts and consents to the assignment of Lessor's right, title, and interest in and to this Lease pursuant to the terms of the Mortgage. In accordance with ss. 3.3(c), Lessee agreeS to pay directly to Mortgagee (or, after receipt by Lessee of notice from Mortgagee of the discharge of the Lien of the Mortgage, to Lessor), all amounts of Rent (other than Excluded Payments) due or to become due hereunder and assigned to Mortgagee, and Lessee agrees that Mortgagee's right to such payments hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including the circumstances set forth in ss. 16 hereof. Notwithstanding the foregoing assignment of this Lease, Lessee's obligations to Lessor to perform the terms and conditions of this Lease shall remain in full force and effect.

         13.4              SUCCESSOR OWNER TRUSTEE

         If any successor is appointed to serve as Owner Trustee pursuant to the terms of the Participation Agreement and the Trust Agreement, such successor shall, upon written notice by such successor to Lessee, succeed to all the rights, powers, and title of Lessor hereunder, and shall be deemed to be "Lessor" and the owner of the Aircraft and the other assets of the Trust Estate for all purposes hereof, without the need for any consent or approval by Lessee and without in any way altering the terms of this Lease or Lessee's obligations hereunder. An appointment and designation of a successor as Owner Trustee shall not exhaust the right to appoint and designate further successors or additional trustees as Owner Trustees pursuant to the Participation Agreement and the Trust Agreement, and such right may be exercised repeatedly as long as this Lease shall be in effect.

                           14. LEASE EVENTS OF DEFAULT

         The existence of any one or more of the following circumstances, conditions, acts, or events, for any reason whatsoever and whether any such circumstance, condition, act, or event is voluntary or involuntary or comes about or is effected by operation of Law or pursuant to or in compliance with any judgment, decree, order, rule, or regulation of any Government Entity, shall constitute a Lease Event of Default so long as it shall not have been remedied:

         14.1              PAYMENTS

         Lessee fails to pay any amount of Basic Rent, Stipulated Loss Value, or Termination Value within five Business Days after it becomes due; or Lessee fails to pay any Supplemental Rent (other than Stipulated Loss Value or Termination Value) when due and such failure continues for a period in excess of ten Business Days from and after the date of any written notice to Lessee from Lessor of the failure to make such payment when due; PROVIDED, that any such failure to pay any Excluded Payment shall not constitute a Lease Event of Default until Owner Participant gives written notice to Lessee and Mortgagee that such failure constitutes a Lease Event of Default and such failure has continued for a period in excess of ten Business Days after such notice.

         14.2              INSURANCE

         Lessee fails to carry and maintain, or cause to be carried and maintained, insurance on and in respect of the Aircraft in accordance with the provisions of ss. 11.

         14.3              OTHER COVENANTS

         Lessee fails to observe or perform (or cause to be observed and performed) in any material respect any other covenant, agreement, or obligation of Lessee in any Lessee Operative Agreement (other than those contained in the Tax Indemnity Agreement), and such failure continues unremedied for a period of 30 days from and after the date of written notice thereof to Lessee (or the Guarantor, as the case may be) from Lessor, Owner Participant, or Mortgagee, unless such failure is capable of being corrected and Lessee is diligently proceeding to correct such failure, and such failure poses no imminent and material risk of Lessor, Owner Participant, or Mortgagee losing their respective interests in the Aircraft, in which case there shall be no Lease Event of Default unless and until such failure continues unremedied for a period of 270 days after receipt of such notice; PROVIDED, that in all events Lessee must remedy such failures within 90 days of Lessee's obtaining access to the Aircraft.

         14.4              REPRESENTATIONS AND WARRANTIES

         Any representation or warranty made by Lessee in any Lessee Operative Agreement (other than Lessee's representations and warranties in the Tax Indemnity Agreement) (a) proves to have been untrue or inaccurate in any material respect as of the date made, (b) is material at the time in question, and (c) remains uncured (to the extent of the adverse impact of such incorrectness on the interest of the Participants or Lessor) for a period in excess of 30 days from and after the date of written notice thereof from Lessor, Owner Participant, or Mortgagee to Lessee (or Guarantor, as the case may be); provided that clause (c) above will not apply to Lessee's representations as to the financial condition of Lessee.

         14.5              BANKRUPTCY AND INSOLVENCY

         (a) Lessee or Guarantor consents to the appointment of or the taking of possession by a receiver, trustee, or liquidator of itself or of substantially all of its property, or Lessee or Guarantor admits in writing its inability to pay its debts generally as they come due, or does not pay its debts generally as they become due or makes a general assignment for the benefit of creditors, or Lessee or Guarantor files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a case under any bankruptcy Laws or other insolvency Laws (as in effect at such time), or Lessee or Guarantor seeks relief by voluntary petition, answer, or consent under the provisions of any other bankruptcy or other similar Law providing for the reorganization or winding-up of corporations (as in effect at such time); or

         (b) an order, judgment, or decree is entered by any court of competent jurisdiction appointing, without Lessee's or Guarantor's consent, a receiver, trustee, or liquidator of Lessee or Guarantor or of substantially all of the property of Lessee or Guarantor, or substantially all of Lessee's or Guarantor's property is sequestered, and any such order, judgment, or decree of appointment or sequestration remains in force undismissed, unstayed, and unvacated for a period of 90 days after the date of entry thereof; or

         (c) a petition against Lessee or Guarantor in a case under any bankruptcy Laws or other insolvency Laws (as in effect at such time) is filed and not withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any Law providing for reorganization or winding-up of corporations that applies to Lessee or Guarantor, any court of competent jurisdiction assumes jurisdiction, custody, or control of Lessee or Guarantor or of substantially all of its property, and such jurisdiction, custody or control remains in force unrelinquished, unstayed, and unterminated for a period of 90 days.

         14.6     REPUDIATION OR INVALIDITY OF GUARANTEE

         Either (a) Guarantor repudiates its obligations, in whole or in part, under the Guarantee; or (b) the Guarantee ceases to be in full effect, is determined to be invalid, or becomes unenforceable for any reason.

                            15. REMEDIES AND WAIVERS

         15.1              REMEDIES

         If any Lease Event of Default exists, Lessor may, at its option and at any time and from time to time, exercise any one or more of the following remedies as Lessor in its sole discretion shall elect:

                           15.1.1           RETURN AND REPOSSESSION

         Lessor may cause Lessee, upon giving written notice to Lessee, to return promptly, and Lessee shall return promptly, the Airframe and Engines as Lessor shall so demand, to Lessor or its order in the manner and condition required by, and otherwise in accordance with, all the provisions of ss. 5, as if the Airframe or EnginE were being returned at the end of the Term or Lessor, at its option, may enter upon the premises where the Airframe or any Engine, or any Part thereof, is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise.

                           15.1.2           SALE AND USE

         Lessor may sell the Airframe or any Engine at public or private sale, at such time(s) and place(s), and to such Person(s) (including Mortgagee or any Participant), as Lessor determines; or Lessor may otherwise dispose of, hold, use, operate, lease to others, or keep idle the Airframe or any Engine, as Lessor, in its sole discretion, shall determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto, except as hereinafter set forth in this ss. 15, and except to the extent that such proceeds would constitute, under applicable Law, a mitigation oF Lessor's damages suffered or incurred as a result of the subject Lease Event of Default. Lessor shall give to Lessee at least 15 days' prior written notice of the date fixed for any public sale of the Airframe or any Engine or of the date on or after which will occur the execution of any contract providing for any private sale.

                           15.1.3           CERTAIN LIQUIDATED DAMAGES

         Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under ss. 15.1.1 or ss. 15.1.2 with respect to the Airframe or any Engine, or any Part thereof, Lessor, by writTen notice to Lessee specifying a payment date (which shall be the first Stipulated Loss Value Date occurring not less than 10 days after the date of such notice), may demand that Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the payment date so specified and in the manner and in funds of the type specified in ss. 3.3, aS liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent (as applicable) for the Aircraft in respect of all periods commencing on or after the date specified for payment in such notice), the following amounts:

     (a) all unpaid Basic Rent due at any time before the Stipulated Loss Value Date specified in such notice; plus

     (b) whichever of the following amounts Lessor, in its sole discretion specifies in such notice:

                  (1) an amount equal to the excess (if any) of the present value, computed as of the Stipulated Loss Value Date specified in such notice, discounted to such date at a rate equal to the Debt Rate, compounded quarterly, of all unpaid Basic Rent during the then-remaining portion of the Base Term (or, if a Renewal Term has commenced, of all unpaid Basic Rent during the remaining portion of such Renewal Term) over the Fair Market Rental Value of the Aircraft for the remainder of the Term, after discounting such Fair Market Rental Value to present value (at a rate per annum equal to the Debt Rate, compounded quarterly) as of the Stipulated Loss Value Date specified in such notice, or

                  (2) an amount equal to the excess (if any) of the Stipulated Loss Value for the Aircraft, computed as of the Stipulated Loss Value Date specified in such notice, over the Fair Market Sales Value of the Aircraft, as of the Stipulated Loss Value Date specified in such notice; plus

         (c) interest on the amounts specified in the foregoing clause (a) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount; plus

         (d) interest on the amount  specified in the foregoing clause (b)(1) or
(b)(2), according to Lessor's election, at the Past-Due Rate from and including the Stipulated Loss Value Date specified in such notice to the date of payment of such amount.

                           15.1.4           LIQUIDATED DAMAGES UPON SALE

         If, pursuant to ss. 15.1.2 or applicable Law, Lessor has sold the Airframe or any Engine, then, in lieu oF exercising its rights under ss. 15.1.3 with respect to the Aircraft, the Airframe, or any Engine (as applicable), Lessor may, if Lessor so elects, upon giving written notice to Lessee, demand that Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale and in the manner and in funds of the type specified in ss. 3.3, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for thE Aircraft in respect of all periods commencing on or after the date of such sale), the following amounts:

     (a) all unpaid Basic Rent due at any time before the Stipulated Loss Value Date on or immediately preceding the date of such sale; plus

     (b) an amount equal to the excess, if any, of (1) the Stipulated Loss Value of the Aircraft, computed as of the Stipulated Loss Value Date referred to in the foregoing clause (a), over (2) the proceeds of such sale; plus

     (c) if the date of such sale is not a Stipulated Loss Value Date, an amount equal to interest, at the rate per annum equal to the SLV Rate, on the amount of Stipulated Loss Value referred to in clause (b)(1) above, from and including the Stipulated Loss Value Date referred to in the foregoing clause (a) to the date of such sale; plus

     (d) all brokerage and other out-of-pocket fees and expenses incurred by Lessor, Mortgagee, and any Participant in connection with such sale; plus

     (e) interest on the amounts specified in the foregoing clause (a) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount; plus

     (f) interest on the sum of the amounts  specified in the foregoing  clauses
(b), (d) and (e) at the Past-Due Rate from and including the date of such sale to the date of payment of such amounts.

                           15.1.5           RESCISSION

         Lessor may (a) at its option, rescind or terminate this Lease as to the Aircraft, the Airframe, or any Engine, or any Part thereof, or (b) exercise any other right or remedy that may be available to it under applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                           15.1.6           OTHER REMEDIES

         In addition to the foregoing remedies (but without duplication of amounts otherwise paid under this ss. 15), Lessee shall be liable for any and all unpaid Rent due hereunder before, during, or after (except aS otherwise provided herein) the exercise of any of the foregoing remedies and for all reasonable attorneys' fees and other costs and expenses of Lessor, Mortgagee, Owner Participant, and the Note Holders, including interest on overdue Rent at the rate as herein provided, incurred by reason of the existence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with the terms of ss. 5, or in placing thE Airframe or any Engine in the condition and airworthiness required by ss. 5.

         15.2              LIMITATIONS UNDER CRAF

         Notwithstanding the provisions of ss. 15.1, during any period that the Aircraft, the Airframe, or anY Engine is subject to CRAF in accordance with the provisions of ss. 7.2.3 and in the possession of the U.S. Government, Lessor shall not, as a result of any Lease Event of Default, exercise its remedies hereunder in such manner as to limit Lessee's control under this Lease (or any Permitted Sublessee's control under any Permitted Sublease) of the Aircraft, the Airframe, or such Engine, unless Lessor or Mortgagee gives at least 30 days' (or such other period as may then apply under CRAF) written notice of default hereunder by registered or certified mail to Lessee (and any Permitted
Sublessee) with a copy to the Contracting Officer Representative or Representatives for the Military Airlift Command of the United States Air Force to whom notices must be given under the contract governing Lessee's (or any Permitted Sublessee's) participation in CRAF with respect to the Aircraft, the Airframe, or any Engine.

         15.3              RIGHT TO PERFORM FOR LESSEE

         If Lessee (a) fails to make any payment of Rent required to be made by it hereunder or (b) fails to perform or comply with any of its agreements contained herein and such failure under this clause (b) continues for a period of 30 days after the earlier of Lessor, Owner Participant, or Mortgagee giving written notice thereof to Lessee, or (c) fails to maintain the insurance required hereunder and such failure under this clause (c) continues for 10 days after such notice, then Lessor, Owner Participant, or Mortgagee may (but shall not be obligated to) make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the expenses of Lessor, Owner Participant, or Mortgagee incurred in connection with such payment or the performance of or compliance with such agreement (as applicable), together with interest thereon at the Past-Due Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand by Lessor, Owner Participant, or Mortgagee, whichever is entitled thereto. No such payment, performance, or compliance shall be deemed to waive any Lease Default or otherwise relieve Lessee of its obligations with respect thereto.

     15.4 DETERMINATION OF FAIR MARKET RENTAL VALUE AND FAIR MARKET SALES VALUE

         For the purpose of this ss. 15, the Fair Market Rental Value or the Fair Market Sales Value of thE Aircraft, the Airframe, or any Engine shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a re-lease or sale of such an aircraft, airframe, or engine. Any such determination shall be made by an Appraiser selected by Lessor, and the costs and expenses associated therewith shall be borne by Lessee; PROVIDED, that, if Lessor does not obtain possession of the Aircraft pursuant to this ss. 15, an AppraiseR shall not be appointed, and Fair Market Rental Value and Fair Market Sales Value for purposes of this ss. 15 shalL be zero.

         15.5              REMEDIES CUMULATIVE

         Nothing contained in this Lease shall be construed to limit in any way any right, power, remedy, or privilege of Lessor hereunder or under any other Operative Agreement or now or hereafter existing at law or in equity. Each and every right, power, remedy, and privilege hereby given to, or retained by, Lessor in this Lease shall be in addition to and not in limitation of every other right, power, remedy, and privilege given under the Operative Agreements or now or hereafter existing at law or in equity. Each and every right, power, remedy, and privilege of Lessor under this Lease and any other Operative Agreement may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor. All such rights, powers, remedies, and privileges shall be cumulative and not mutually exclusive, and the exercise of one shall not be deemed a waiver of the right to exercise any other. Lessee hereby waives to the extent permitted by applicable Law any right which it may have to require Lessor to choose or elect remedies.

             16. LESSEE'S OBLIGATIONS; NO SETOFF, COUNTERCLAIM, ETC.

         (a) Lessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional, and shall not be affected by any event or circumstance, including: (1) any setoff, counterclaim, recoupment, defense, or other right that Lessee may have against Lessor, Mortgagee, any Participant, any Note Holder, or any other Person for any reason whatsoever; (2) any defect in the title, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, the Aircraft, the Airframe, or any Engine, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever; (3) any insolvency, bankruptcy, reorganization, or similar proceedings by or against Lessee or any other Person; or (4) any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing.

         (b) If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided herein, Lessee nonetheless agrees to pay an amount equal to each Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Lessee hereby waives, to the extent permitted by applicable Law, any and all rights that it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit, or surrender this Lease, except in accordance with the express terms hereof.

         (c) Nothing set forth in this ss. 16 shall be construed to prohibit Lessee from separately pursuinG any claim that it may have from time to time against Lessor or any other Person with respect to any matter (other than the absolute and unconditional nature of Lessee's obligations hereunder to pay Rent, and other than the matters specified in paragraphs (a) and (b) above).

                        17. RENEWAL AND PURCHASE OPTIONS

         17.1              NOTICES GENERALLY

         (a) Unless otherwise provided by this ss. 17, at least 270 days and no more than 365 days before thE Scheduled Expiration Date for the Base Term or then-current Renewal Term, Lessee may provide irrevocable written notice to Lessor (a "PRELIMINARY NOTICE"), with a copy of such notice to Owner Participant, that Lessee intends to exercise the option either to extend the leasing of the Aircraft for a Renewal Term pursuant to ss. 17.2 or tO purchase the Aircraft on the Scheduled Expiration Date pursuant to ss. 17.3.

         (b) If Lessee gives a Preliminary Notice, then Lessee shall provide a further notice, at least 30 days before the following Scheduled Expiration Date, specifying which option it intends to elect, pursuant to ss. 17.2.1 or ss.
17.3.1 (as applicable). If Lessee fails to give such further notice at least 30 days before sUch Scheduled Expiration Date, Lessee shall be deemed to have elected its option to purchase the Aircraft pursuant to ss. 17.3.1.

         17.2              RENEWAL OPTIONS

                           17.2.1           RENEWAL NOTICE

     (a) If Lessee has given a Preliminary Notice, as specified in ss. 17.1, and subject to the terms anD conditions of this ss. 17.2, Lessee may exercise its option to extend the leasing of the Aircraft hereunder untiL the following Scheduled Expiration Date, on the same terms (except as contemplated by this ss.
17) as in the LesseE Operative Agreements with respect to the Base Term, by delivering a notice (a "RENEWAL NOTICE") to Lessor not less than 30 days before the Scheduled Expiration Date.

     (b) Notwithstanding anything to the contrary in any Operative Agreement:

                  (1) No Preliminary Notice or Renewal Notice shall be binding on Lessor or oblige Lessor to extend the leasing of the Aircraft hereunder for a Renewal Term if any Special Default or Lease Event of Default exists on and as of the date that such Renewal Term would otherwise commence.

                  (2) A Renewal Notice shall be revocable by Lessee until 10 Business Days after the Renewal Rent is determined in accordance with ss. 17.2.2, and unless revoked by written notice by Lessee to LessoR shall thereafter become irrevocable and shall constitute an unconditional obligation of Lessee to extend the leasing of the Aircraft hereunder for the Renewal Term to which such Renewal Notice relates. If Lessee revokes a Renewal Notice as indicated above, Lessee will be deemed to have irrevocably elected its option to purchase the Aircraft pursuant to ss. 17.3.1.

                  (3) Lessee shall not be entitled to give any Renewal Notice if it (aa) has not delivered a Preliminary Notice to Lessor, (bb) has delivered a Purchase Notice to Lessor, or (cc) has previously delivered four Renewal Notices to Lessor.

                           17.2.2           RENEWAL RENT

         (a) During each Renewal Term, Lessee shall pay to Lessor on each Payment Date, in the manner and in the funds of the type specified in ss. 3.3, Renewal Rent in arrears.

         (b) The Renewal Rent payable by Lessee on each Payment Date during each Renewal Term shall be the Fixed Rate (or, if less, the Applicable Percentage of the Fair Market Rental Value). Any such Fair Market Rental Value shall be determined not more than 120 days and not less than 100 days before the first day of such Renewal Term by mutual agreement of Lessor and Lessee or, if they do not agree, by an appraisal in accordance with ss. 17.4.

     17.2.3 STIPULATED LOSS AND TERMINATION VALUES

         (a) For any Renewal Term, Stipulated Loss Value Dates and Termination Value Dates shall be extended throughout such Renewal Term on the same days and for the same months as during the Base Term.

         (b) Stipulated Loss Value and Termination Value amounts that are payable during any such Renewal Term shall be determined at the same time that the Renewal Rent for such Renewal Term is determined under ss. 17.2.2. Stipulated Loss Values and Termination Values for any such Renewal Term shall, commencing on the firsT day of such Renewal Term, be equal to the Fair Market Sales Value of the Aircraft on such day, and shall decline ratably on a monthly basis to the salvage value of the Aircraft as of the last day of its remaining useful life.

         (c) For purposes of calculating Stipulated Loss Value and Termination Value amounts applicable during any Renewal Term, the "salvage value" and "useful life" shall be determined by mutual agreement of Lessor and Lessee, or, if they do not agree, by an appraisal in accordance with ss. 17.4.

         17.3              PURCHASE OPTIONS

                           17.3.1           PURCHASE NOTICE

         (a) Provided that at the time of such election no Special Default or Lease Event of Default exists, Lessee may, subject to ss. 17.1 and this ss. 17.3, elect to purchase the Aircraft: (1) on the EBO Date as shown on Schedule 5 at the price indicated thereon; (2) on any Purchase Date, at a purchase price equal to the Fair Market Sales Value of the Aircraft computed as of the Purchase Date; or (3) (aa) on any Payment Date occurring after the Tax Attribute Period, if a Burdensome Indemnity Payment not waived by Owner Participant shall become due and owing, if Lessee did not cause such indemnity with the intent of permitting such purchase and if such purchase would eliminate such indemnity on a future basis, or (bb) on any Payment Date after the EBO Date, if Lessee has committed to (but not commenced) a Significant Expenditure, then (whether as to clause (aa) or (bb)) at a purchase price equal to the greater of (x) the Fair Market Sales Value of the Aircraft computed as of such Payment Date (not including any portion of the Fair Market Sales Value of the Aircraft attributable to any Significant Expenditure) and (y) the Termination Value for the Aircraft computed as of such Payment Date.

         (b) Lessee may exercise such option to purchase the Aircraft, by delivery of a written notice (a "PURCHASE NOTICE") to Lessor (with a copy of such Purchase Notice to Owner Participant) not less than 60 days and no more than 365 days before the EBO Date (for a purchase under ss. 17.3.1(a)(1)), not less than 30 days and nO more than 365 days before the Purchase Date (for a purchase under ss. 17.3.1(a)(2)), and not less than 120 days anD no more than 365 days before the Payment Date specified in such Purchase Notice (for a voluntary termination purchase under ss. 17.3.1(a)(3)).

     (c) Notwithstanding anything to the contrary in any Operative Agreement:

                  (1) Any Purchase Notice delivered or deemed to have been delivered pursuant to ss. 17.3.1(a)(1) or (2) shall be irrevocable and shall constitute an unconditional obligation of Lessee tO purchase the Aircraft under this ss. 17.3; and any Purchase Notice delivered pursuant to ss. 17.3.1(a)(3), shall be revocable until 10 Business Days after the determination of the Fair Market Sales Value in accordance with ss. 17.3.2, and unless so revoked by written notice by Lessee to Lessor (with a copy tO Owner Participant) shall thereafter become irrevocable and shall constitute an unconditional obligation of Lessee to purchase the Aircraft under this ss. 17.3.

     (2) Lessee shall not be entitled to give any Purchase Notice pursuant toss. 17.3.1(a)(2) if it has not delivered a Preliminary Notice.

     17.3.2 DETERMINATION OF FAIR MARKET SALES VALUE

         The Fair Market Sales Value of the Aircraft shall be determined not more than 120 days and not less than 100 days before the applicable Purchase Date or Payment Date by mutual agreement of Lessor and Lessee, or, if they shall be unable to agree, by an appraisal in accordance with ss. 17.4.

                           17.3.3   PAYMENTS BY LESSEE

         (a) If Lessee elects to purchase the Aircraft pursuant to clause (1) of ss. 17.3.1(a), then on thE EBO Date Lessee shall pay to Lessor in immediately available funds:

         (1)      all unpaid Basic Rent due before the EBO Date; plus

         (2)      the EBO Price; plus

         (3)      all  Supplemental  Rent  then due  (including  any  Make-Whole
                  Amount then due), and any sales or transfer tax then due in connection with such purchase.

         (b) If Lessee elects to purchase the Aircraft pursuant to clause (2) of ss. 17.3.1(a), then on thE applicable Purchase Date Lessee shall pay to Lessor in immediately available funds:

     (1) all unpaid Basic Rent due on or before such Purchase Date; plus

     (2) the applicable purchase price for the Aircraft; plus

     (3) all Supplemental Rent then due, and any sales or transfer tax then due in connection with such purchase.

     (c) If Lessee elects to purchase the Aircraft pursuant to clause (3) of ss. 17.3.1(a), then on thE Payment Date on which Lessee elects to purchase the Aircraft, Lessee shall pay to Lessor in immediately available funds:

     (1) all unpaid Basic Rent due on or before such Payment Date; plus

     (2) the purchase price of the Aircraft pursuant to such clause (3); plus

     (3) all Supplemental Rent then due (including any Make-Whole Amount then due), and any sales or transfer tax then due in connection with such purchase.

                           17.3.4           TITLE

         Upon full and final payment by Lessee of (a) the applicable amount payable under ss. 17.3.3, (b) on aN after-tax basis, all out-of-pocket fees and expenses (including reasonable fees and expenses of counsel) incurred by Lessor, each Participant, and Mortgagee in connection with such purchase and invoiced to Lessee prior thereto, and (c) all other amounts then due and payable by Lessee under the Operative Agreements, Lessor will transfer to Lessee title to the Aircraft in accordance with ss. 4.5.

                           17.3.5           INSTALLMENT EBO PURCHASE

         Lessee and Lessor acknowledge that at Lessee's election the EBO Price may be payable in installments as provided in Schedule 5. Lessor and Lessee agree that if Lessee elects to purchase the Aircraft pursuant to ss. 17.3.1(a)(1) and elects to pay the EBO Price in installments, Lessee agrees to provide security to Lessor tO secure the unpaid balance of the EBO Price, which security shall be required to be in an amount and otherwise in form and substance reasonably satisfactory to Lessor and Owner Participant. Subject to the foregoing, upon payment of the initial installment of the EBO Price as set forth in Schedule 5 [with such payment being sufficient to pay all amounts referenced in ss. 2.10(b) of the Mortgage] together with all amounts otherwisE payable pursuant to ss. 17.3.3(a) and ss. 17.3.4, Lessor will transfer title to the Aircraft in accordance with ss. 4.5.

                           17.3.6           ASSUMPTION OF EQUIPMENT NOTES

         Lessor and Lessee agree that, if Lessee elects to purchase the Aircraft pursuant to ss. 17.3.1(a)(3) oF this Lease, Lessee may elect to assume the Equipment Notes pursuant to ss. 2.14 of the Mortgage and ss. 11.6 of The Participation Agreement.

         17.4              APPRAISALS

         Whenever Fair Market Rental Value or Fair Market Sales Value of the Aircraft is required to be determined by an appraisal under this ss. 17, Lessee and Lessor shall appoint a mutually-satisfactory Appraiser tO conduct such appraisal. If Lessee and Lessor fail to agree upon a satisfactory Appraiser, then each shall promptly appoint a separate Appraiser, and such Appraisers shall jointly determine such amount. If either Lessee or Lessor does not so appoint an Appraiser, the determination of the single Appraiser appointed shall be final. If two Appraisers are appointed and within seven days after the appointment of the latter of such two Appraisers, they do not agree upon such amount, such two Appraisers shall, within eight days after such latter appointment, appoint a third Appraiser, and such amount shall be determined by such three Appraisers, who shall make their separate appraisals within seven days following the appointment of the third Appraiser, and any determination so made shall be conclusive and binding upon Lessor and Lessee. If no such third Appraiser is appointed within such eight-day period, either Lessor or Lessee may apply to the American Arbitration Association to make such appointment, and both parties shall be bound by such appointment. The foregoing appraisal procedure shall in any event be completed no less than 125 days before the end of the Base Term or any Renewal Term (unless such procedure is undertaken in connection with ss. 15 or ss. 17.3.1(a), in which case it shall be completed promptlY). If three Appraisers are appointed and the difference between the determination which is further from the middle determination and the middle determination is more than 125% of the difference between the middle determination and the third determination, then such further determination shall be excluded, the remaining two determinations shall be averaged, and such average shall be final and binding upon Lessor and Lessee. Otherwise, the average of all three determinations shall be final and binding upon Lessor and Lessee. The fees and expenses of all such Appraisers and such appraisal procedure shall be borne equally by Lessee and Lessor.

                                18. MISCELLANEOUS

         18.1              AMENDMENTS

         No provision of this Lease may be amended, supplemented, waived, modified, discharged, terminated, or otherwise varied orally, but only by an instrument in writing that specifically identifies the provision of this Lease that it purports to amend, supplement, waive, modify, discharge, terminate, or otherwise vary and is signed by Lessor and Lessee. Each such amendment, supplement, waiver, modification, discharge, termination, or variance shall be effective only in the specific instance and for the specific purpose for which it is given. No provision of this Lease shall be varied or contradicted by oral communication, course of dealing or performance, or other manner not set forth in an agreement, document, or instrument in writing and signed by Lessor and Lessee.

         18.2              SEVERABILITY

         If any provision hereof shall be held invalid, illegal, or unenforceable in any respect in any jurisdiction, then, to the extent permitted by Law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction, and (b) such invalidity, illegality, or unenforceability shall not affect the validity, legality, or enforceability of such provision in any other jurisdiction. If, however, any Law pursuant to which such provisions are held invalid, illegal, or unenforceable may be waived, Lessor and Lessee hereby waive such Law to the full extent permitted, to the end that this Lease shall be deemed to be a valid and binding agreement in all respects, enforceable in accordance with its terms.

         18.3              THIRD-PARTY BENEFICIARY

         This Lease is not intended to provide, and shall not provide, any Person not a party hereto (other than Mortgagee, the Participants, the Mortgage Indemnitees, and the Persons referred to in ss. 4.6) with any rights oF any nature whatsoever against either of the parties hereto, and no Person not a party hereto (other than Mortgagee, the Participants, the Mortgage Indemnitees, and the Persons referred to in ss. 4.6) shall have anY right, power, or privilege in respect of this Lease, or have any benefit or interest arising out of this Lease.

         18.4              REPRODUCTION OF DOCUMENTS

         This Lease (including all annexes, schedules, and exhibits hereto) and all agreements, instruments, and documents relating hereto, including (a) consents, waivers, and modifications that may hereafter be executed, and (b) financial statements, certificates, and other information previously or hereafter furnished to any party hereto, may be reproduced by such party by any photographic, photostatic, microfilm, micro-card, miniature photographic, or other similar process, and such party may destroy any original documents so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business), and any enlargement, facsimile, or further reproduction of such reproduction likewise is admissible in evidence.

         18.5              COUNTERPARTS

         This Lease and any amendments, waivers, consents, or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each fully-executed set of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument. The single fully-executed original of this Lease marked "Original" on the signature page hereof is the original for chattel paper purposes, and all other counterparts are duplicates for chattel paper purposes and are marked "duplicate" on the signature page hereof. No security interest in this Lease may be perfected by the possession of any counterpart other than the "Original".

         18.6              NOTICES

         Unless otherwise expressly permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers, and other communications required or permitted to be made, given, furnished, or filed hereunder shall be made, given, furnished, or filed, and shall become effective, in the manner prescribed in ss. 15.7 of the Participation Agreement.

         18.7              GOVERNING LAW

         THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE. THIS LEASE IS BEING DELIVERED IN THE STATE OF NEW YORK.

         18.8              NO WAIVER

         No failure on the part of Lessor to exercise, and no delay by Lessor in exercising, any of its rights, powers, remedies, or privileges under this Lease or provided at Law, in equity or otherwise shall impair, prejudice, or constitute a waiver of any such right, power, remedy, or privilege or be construed as a waiver of any breach hereof or default hereunder or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy, or privilege preclude any other or further exercise thereof by Lessor or the exercise of any other right, power, remedy, or privilege by Lessor. No notice to or demand on Lessee in any case shall, unless otherwise required under this Lease, entitle Lessee to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lessor to any other or further action in any circumstances without notice or demand.

         18.9              ENTIRE AGREEMENT

         This Lease, together with the other Operative Agreements, on and as of the date hereof constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and all prior understandings or agreements, whether written or oral, between the parties hereto with respect to such subject matter are hereby superseded in their entirety.

              [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease Agreement N___AT.



                      FIRST SECURITY BANK, NATIONAL
                      ASSOCIATION,   NOT  IN  ITS
INDIVIDUAL CAPACITY, EXCEPT AS EXPRESSLY PROVIDED HEREIN, BUT SOLELY AS TRUSTEE UNDER THE TRUST AGREEMENT, as Lessor



                  By:
                      ----------------------------------------------------------
                        Name:
                        Title:



                  AMERICAN TRANS AIR, INC., as Lessee



                  By:
                      ----------------------------------------------------------
                        Name:
                        Title:



     [This is the ORIGINAL  counterpart of the Lease for chattel paper purposes,
and  the  receipt  hereof  is   acknowledged   by  X  ,  --  [print],   [title],
WILMINGTON TRUST COMPANY.

                                                            [or]

              [This is a DUPLICATE executed counterpart, and is NOT the original counterpart, of the Lease, for chattel paper purposes.]

                              AIRCRAFT DESCRIPTION



The Aircraft is a Boeing model 737-800 aircraft, consisting of (1) an airframe bearing FAA registration no. N___AT and manufacturer's serial no. __________,
(2) two CFM International model CFM56-7 engines (each of which has 750 or more rated takeoff horsepower or its equivalent), bearing manufacturer's serial nos. __________ and __________, and (3) all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property incorporated in such airframe and engines.

                       RETURN ACCEPTANCE SUPPLEMENT N___AT



         This Supplement, dated __________, ____, is entered into between First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under Trust Agreement N___AT, dated as of __________________, ____, with the Owner Participant named therein (such Owner Trustee, in its capacity as trustee, being referred to as "LESSOR"), and American Trans Air, Inc. ("Lessee"), an Indiana corporation.

         Lessor and Lessee have entered into Lease Agreement N___AT (the "LEASE"), dated as of [_____________, ____], relating to the Boeing model 737-800 aircraft described below. Terms defined in the Lease have the same meanings when used in this Supplement.

         Lessor and Lessee hereby agree as follows:

         1. Lessor and Lessee are executing this Return Acceptance Supplement to confirm that, on the date hereof, Lessee returned the following Airframe and Engines to Lessor:

     Airframe:   U.S.   registration  no.  N___AT;   manufacturer's  serial  no.
__________; and

     Engines: two CFM International engines, bearing manufacturer's serial nos. __________ and ----------. 2. This Return Acceptance Supplement is being delivered in _____________________.

     3. Lessor and Lessee agree that the Lease is terminated, except for the provisions thereof that expressly survive termination.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Return Acceptance Supplement N___AT.



                                                   FIRST SECURITY BANK, NATIONAL
                                                    ASSOCIATION,   NOT  IN  ITS
INDIVIDUAL CAPACITY, EXCEPT AS EXPRESSLY PROVIDED HEREIN, BUT SOLELY AS TRUSTEE UNDER THE TRUST AGREEMENT, as Lessor



              By:
                  ----------------------------------------------------------
                    Name:
                    Title:



              AMERICAN TRANS AIR, INC., as Lessee



              By:
                  ----------------------------------------------------------
                    Name:
                    Title:

                                  CERTAIN TERMS



             DEFINED TERM                  DEFINITION

Commencement Date                      __________, 200_

Fixed Rate                             $__________ per quarterly Payment Date
                                       [60% OF AVERAGE BASIC RENT DURING THE
                                       BASE TERM]

Minimum Liability Insurance Amount     (CONFIDENTIAL MATERIAL OMITTED)

Past-Due Rate                          (CONFIDENTIAL MATERIAL OMITTED)

Scheduled                              Expiration Date
                                       (a)   for   the
                                       Base Term,  the
                                       20th
                                       anniversary  of
                                       the    Delivery
                                       Date,  and  (b)
                                       for  a  Renewal
                                       Term,  the  day
                                       before      the
                                       first
                                       anniversary  of
                                       the  first  day
                                       of that Renewal
                                       Term

Similar Aircraft                       Boeing model 737-800 aircraft (other than
                                       the Aircraft)

SLV Rate                               (CONFIDENTIAL MATERIAL OMITTED)

Threshold Amount                       (CONFIDENTIAL MATERIAL OMITTED)

                               BASIC RENT PAYMENTS



                                                                PERCENTAGE OF
                  PAYMENT DATE                                   LESSOR'S COST

                             BASIC RENT ALLOCATIONS

          FROM (BUT                                               ALLOCATION OF
       NOT INCLUDING)              THROUGH                          BASIC RENT



--------------------------------------------------------------------------------

                              STIPULATED LOSS VALUE



     STIPULATED        STIPULATED      PREPAID BASIC          DEFERRED BASIC
   LOSS VALUE DATE     LOSS VALUE       RENT AMOUNT            RENT AMOUNT

--------------------------------------------------------------------------------



                                TERMINATION VALUE




    TERMINATION       TERMINATION VALUE       PREPAID BASIC       DEFERRED BASIC
    VALUE DATE                                 RENT AMOUNT        RENT AMOUNT

--------------------------------------------------------------------------------

                               EBO PRICE SCHEDULE





                    Unadjusted                                    Adjusted EBO
                     EBO Price           Rent Adjustment             Amount
                  (Percentage of         (Percentage of          (Percentage of
   EBO Date       Lessor's Cost)         Lessor's Cost)          Lessor's Cost)

                               PERMITTED COUNTRIES

Argentina*

Australia

Austria

Bahamas

Belgium

Bermuda

Brazil*

Canada

Chile*

Denmark

Ecuador*

Egypt*

Finland

France

Germany

Greece*

Hungary*

Iceland

India*

Indonesia*

Ireland

Italy**

Jamaica*

Japan

Liechtenstein*

Luxembourg

Malaysia*

Malta*

Mexico**

Monaco

Morocco*

Netherlands

New Zealand

Norway

Paraguay*

Peoples Republic of China*

Philippines*

Portugal

Republic of China (Taiwan)*

Singapore*

South Africa*

South Korea*

Spain

Sweden

Switzerland

Thailand*

United Kingdom

Uruguay*

Venezuela*

United States of America

*SUBLEASING AND  RE-REGISTRATION  PERMITTED ONLY WITH OWNER  PARTICIPANT'S PRIOR
  WRITTEN CONSENT, WHICH CONSENT OWNER PARTICIPANT MAY WITHHOLD IN ITS SOLE AND ABSOLUTE DISCRETION.

**APPROVED  FOR  SUBLEASING  BUT LESSEE MAY NOT  RE-REGISTER IN SUCH COUNTRY
  WITHOUT OWNER PARTICIPANT'S PRIOR WRITTEN CONSENT, WHICH CONSENT OWNER PARTICIPANT MAY WITHHOLD IN ITS SOLE AND ABSOLUTE DISCRETION..

                                    PLACARDS



                                   Leased from
                   First Security Bank, National Association,
                                as owner trustee

                                and mortgaged to
                            Wilmington Trust Company,
                                   as trustee

                                     ANNEX B

                                RETURN CONDITIONS

         This Annex B shall apply to the return of the Aircraft by or on behalf of Lessee under the Lease, whether at a Scheduled Expiration Date, upon the exercise of Lessee's rights under ss. 9 of the Lease, upon thE exercise of Lessor's remedies following the occurrence of a Lease Event of Default, or otherwise. However, this Annex B shall not apply (1) if an Event of Loss to the Aircraft occurs (unless the Aircraft is replaced under ss. 10.1.3 of the Lease), or (2) if Lessee buys the Aircraft in accordance with ss. 17 of the Lease.

         The terms defined in Annex A to Lease Agreement N___AT, when capitalized as in Annex A, have the same meanings when used in this "Return Conditions" Annex. Annex A also contains rules of usage that control construction in this "Return Conditions" Annex.

         (CONFIDENTIAL MATERIAL OMITTED)

                                     ANNEX C

                                   MAINTENANCE

         The  terms  defined  in  Annex  A  to  Lease  Agreement  N___AT,   when
capitalized   as  in  Annex  A,  have  the  same  meanings  when  used  in  this
"Maintenance" Annex. Annex A also contains rules of usage that control construction in this "Maintenance" Annex.

         A.       MAINTENANCE.
                  -----------

         Lessee shall maintain, service, repair, and overhaul the Aircraft (or cause the Aircraft to be maintained, serviced, repaired, and overhauled) in accordance with (1) maintenance standards required by, or substantially equivalent to those required by, the FAA or the central civil aviation authority of Canada, Japan, and the JAA for the Aircraft (the "MAINTENANCE PROGRAM"), so as (aa) to keep the Aircraft in as good operating condition as originally delivered hereunder, ordinary wear and tear excepted, and (bb) to keep the Aircraft in such operating condition as may be necessary to enable the applicable airworthiness certificate for the Aircraft to be maintained under the regulations of the FAA or other Aviation Authority then having jurisdiction over the operation of the Aircraft, other than during (x) temporary periods of storage in accordance with applicable regulations, (y) maintenance and modification permitted hereunder, and (z) periods when the FAA or such other Aviation Authority has revoked or suspended the airworthiness certificates for Similar Aircraft; and (2) except during periods when a Permitted Sublease is in effect, the same standards as Lessee uses with respect to similar aircraft of similar size in its fleet operated by Lessee in similar circumstances and, during any period in which a Permitted Sublease is in effect, the same standards used by the Permitted Sublessee with respect to similar aircraft of similar size in its fleet and operated by the Permitted Sublessee in similar circumstances. Lessee further agrees that the Aircraft will be maintained, used, serviced, repaired, overhauled, or inspected in compliance with applicable Laws with respect to the maintenance of the Aircraft and in compliance with each applicable airworthiness certificate, license, and registration relating to the Aircraft issued by the Aviation Authority, other than minor or nonrecurring violations with respect to which corrective measures are taken upon discovery thereof and except to the extent Lessee or Permitted Sublessee is contesting in good faith the validity or application of any such Law or requirement relating to any such certificate, license, or registration in any reasonable manner which does not create a material risk of sale, loss, or forfeiture of the Aircraft, the Airframe, or any Engine or the interest of any Participant therein or a material risk of criminal liability or material civil penalty against Lessor, Owner Participant, or Mortgagee. Lessee shall cause the Aircraft Documents to be maintained in English and promptly furnish Lessor and Owner Participant with information necessary for filing with applicable governmental aviation authorities.

         B.       REPLACEMENT OF PARTS.
                  --------------------

         Except as otherwise provided herein, Lessee will promptly replace (or cause to be replaced) all Parts that are from time to time incorporated or installed in or attached to the Aircraft, and that become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or permanently rendered unfit for use for any reason whatsoever. In addition, Lessee may remove (or permit to be removed) any Parts in the ordinary course of maintenance, service, repair, overhaul, or testing, whether or not such Parts are worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or permanently rendered unfit for use; PROVIDED, that, except as otherwise provided herein, Lessee will replace or cause the replacement of such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens, except for Permitted Liens and pooling arrangements to the extent permitted by ss. C below and shall be in good operating condition and (except in thE case of replacement property installed on the basis of operational exigencies) have a value and utility not less than the value and utility of the Parts replaced (assuming such replaced Parts were in the condition required under this Lease). Except as otherwise provided herein, all Parts at any time removed from the Aircraft shall remain the property of Lessor, no matter where located, until they are replaced by Parts that have been incorporated or installed in or attached to the Aircraft and that meet the requirements for replacement Parts specified above. As soon as a replacement Part is incorporated or installed in or attached to the Aircraft as above provided, without further act, (1) title to the replaced Part shall vest in Lessee (or if a Permitted Sublease is then in effect, in the Permitted Sublessee) free and clear of all Lessor Liens and all rights of Lessor, and the replaced Part shall no longer be deemed a Part hereunder, (2) title to such replacement Part shall vest in Lessor, subject only to Permitted Liens and pooling arrangements to the extent permitted by ss. C below and except in the case of replacement property temporarily installed on an emergency basis, and (3) such replacement Part shall become subject to this Lease and the Mortgage and be deemed part of the Aircraft for all purposes hereof and thereof to the same extent as the Parts originally incorporated or installed in or attached to such Aircraft.

         C.       POOLING OF PARTS.
                  ----------------

         Any Part removed from the Aircraft may be subjected by Lessee or a Permitted Sublessee to a normal pooling arrangement customary in the airline industry and entered into in the ordinary course of business of Lessee or such Permitted Sublessee, so long as a Part replacing such removed Part shall be incorporated or installed in or attached to the Aircraft in accordance with ss. B of this Annex C as promptly as practicable afteR the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to the Aircraft may be owned by any third party subject to such a normal pooling arrangement, so long as Lessee or Permitted Sublessee, as promptly thereafter as reasonably possible, either (1) causes title to such replacement Part to vest in Lessor in accordance with ss. B of this Annex C, free and clear of all Liens (excepT Permitted Liens), or (2) replaces (or causes to be replaced) such replacement Part by incorporating or installing in or attaching to the Aircraft a further replacement Part owned by Lessee or a Permitted Sublessee free and clear of all Liens (except Permitted Liens) and by causing title to such further replacement Part to vest in Lessor in accordance with ss. B of this Annex C.

         D.       ALTERATIONS, MODIFICATIONS, AND ADDITIONS.
                  -----------------------------------------

         Lessee shall make (or cause to be made) such alterations and modifications in and additions to the Aircraft as may be required from time to time to meet the applicable standards of the FAA or other Aviation Authority having jurisdiction over the operation of the Aircraft, to the extent made mandatory in respect of the Aircraft (a "MANDATORY MODIFICATION"); PROVIDED, that Lessee or any Permitted Sublessee may, in good faith and by appropriate procedure, contest the validity or application of any law, rule, regulation, or order in any reasonable manner which does not have more than a DE MINIMIS risk of adversely affecting Lessor's interest in the Aircraft (and, so long as any Equipment Notes are outstanding, the Mortgagee) and does not involve more than a DE MINIMIS risk of sale, forfeiture, or loss of the Aircraft or the interest of any Participant therein, more than a DE MINIMIS risk of material civil penalty, or any risk of criminal liability being imposed on Lessor, Owner Participant, Mortgagee, or the holder of any Equipment Note. In addition, Lessee may make or permit to be made such alterations and modifications in and additions to the Aircraft (each an "OPTIONAL MODIFICATION") as Lessee or any Permitted Sublessee deems desirable in the proper conduct of its business, including removal of Parts which Lessee deems are obsolete or no longer suitable or appropriate for use in the Aircraft (PROVIDED, that Lessee's right to remove obsolete Parts will be limited to Parts having an aggregate original cost not exceeding 1% of Lessor's Cost of the Aircraft with Lessor having the right to request such parts be shipped to Owner Participant upon removal at Lessee's expense; PROVIDED, that no such Optional Modification shall (1) diminish the fair market value, estimated residual value, utility, or economic useful life of the Aircraft or any Engine below its fair market value, estimated residual value, utility, or economic useful life immediately before such Optional Modification (assuming the Aircraft or such Engine was in the condition required by the Lease immediately before such Optional Modification), (2) cause the Aircraft to cease to have the applicable standard airworthiness certificate, or (3) cause the Aircraft to become "limited use property" within the meaning of Rev. Proc. 79-48. Except as otherwise provided herein, title to all Parts (other than Removable Parts (as defined below)) incorporated or installed in or attached to the Aircraft as the result of such Optional Modification shall, without further act, vest in Lessor and become subject to this Lease and the Mortgage. Notwithstanding anything to the contrary in this ss. D, Lessee or a Permitted Sublessee may, at any time during the Term, removE any Part (such Part being referred to herein as a "REMOVABLE PART") if (aa) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Aircraft at the time of delivery thereof to Lessee or any Part in replacement of, or substitution for, any such Part, (bb) such Part is not required to be incorporated or installed in or attached to the Aircraft pursuant to the terms of ss. A of this Annex C or the first sentence of this ss. D or pursuant to the terms of any insuraNCE policies required to be carried hereunder or any applicable law, and (cc) such Part can be removed from the Airframe or Engine without in any material respect diminishing the fair market value, estimated residual value, utility, or remaining economic useful life that the Airframe or Engine would have had at the time of removal had such removal not occurred, assuming that such Airframe or Engine was in the condition and repair required to be maintained by the terms hereof and such Removable Part had not been incorporated or installed in or attached to the Aircraft. Removable Parts may be leased from or financed by third parties other than Lessor. Title to any Removable Part shall not vest in Lessor or be subject to the Lien of the Mortgage; except that any Part not removed before the return to Lessor hereunder of the Airframe or Engine on which it is incorporated, installed, or attached shall become the property of Lessor.

         E.       RECORDS.
                  -------

         Lessee shall maintain (or cause to be maintained) all Aircraft Documents. All Aircraft Documents that are specific to the Aircraft shall be the property of Lessor, but shall become the property of Lessee upon Lessee's purchase of the Aircraft pursuant to the terms of this Lease or upon the occurrence of an Event of Loss and Lessee's compliance with ss. 10.

                                     ANNEX D

                                    INSURANCE

         The terms defined in Annex A to Lease Agreement N___AT, when capitalized as in Annex A, have the same meanings when used in this "Insurance" Annex. Annex A also contains rules of usage that control construction in this "Insurance" Annex.

A.       LIABILITY INSURANCE

         1. Except as provided in ss. A2 below, Lessee will carry or cause to be carried at all times, at nO expense to Lessor, Owner Participant, or Mortgagee, comprehensive airline legal liability (including passenger liability, property damage, and contractual liability insurance) with respect to the Aircraft which is (a) in an amount not less than the greater of (x) the amount of comprehensive airline legal liability insurance from time to time applicable to aircraft owned or leased and operated by Lessee of the same type and operating on similar routes as the Aircraft, and (y) the Minimum Liability Insurance Amount per occurrence; (b) of the type and covering the same risks as from time to time applicable to aircraft, operated by Lessee and similarly-situated carriers, of the same type as the Aircraft; and (c) maintained in effect with insurers of internationally recognized responsibility in the international aviation industry (such insurers being referred to herein as "APPROVED INSURERS").

         2. During any period that the Aircraft is on the ground and not in operation, Lessee may carry or cause to be carried, in lieu of the insurance required by ss. A1 above, insurance otherwise conforming with thE provisions of ss. A1 except that (a) the amounts of coverage shall not be required to exceed the amounts of publiC liability and property damage insurance from time to time applicable to aircraft owned or operated by Lessee of the same type as the Aircraft which are on the ground and not in operation, and (b) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to aircraft owned or operated by Lessee of the same type which are on the ground and not in operation.

B.       HULL INSURANCE

         1. Except as provided in ss. B2 below, Lessee will carry or cause to be carried at all times, at nO expense to Lessor, Owner Participant, or Mortgagee, with Approved Insurers "all-risk" ground and flight aircraft hull insurance covering the Aircraft (including the Engines when they are installed on the Airframe or any other airframe) which is of the type as from time to time applicable to aircraft operated by Lessee of the same type as the Aircraft for an amount denominated in United States Dollars not less than the Stipulated Loss Value of the Aircraft

         Any policies of insurance carried in accordance with this ss. B1 covering the Aircraft and any policieS taken out in substitution or replacement for any such policies (a) shall name Mortgagee (or, if the Lien of the Mortgage has been discharged, Lessor) as exclusive loss payee for any proceeds to be paid under such policies up to an amount equal to the Stipulated Loss Value, and (b) shall provide that (aa) in the event of a loss involving proceeds in excess of the Threshold Amount, the proceeds in respect of such loss up to an amount equal to the Stipulated Loss Value for the Aircraft shall be payable to Mortgagee (or, if the Lien of the Mortgage has been discharged, to Lessor), except in the case of a loss with respect to an Engine installed on an airframe other than the Airframe, in which case Lessee (or any Permitted Sublessee) shall endeavor to arrange for any payment of insurance proceeds in respect of such loss to be held for the account of Mortgagee (or, if the Lien of the Mortgage has been discharged, Lessor), whether such payment is made to Lessee (or any Permitted Sublessee) or any third party [and, if Mortgagee (or Lessor) receives such a payment otherwise than in respect of an Event of Loss, then, upon receipt of evidence reasonably satisfactory to Mortgagee (or Lessor) that the damage giving rise to such payment has been repaired or that such payment is then required to pay for repairs then being made, Mortgagee (or Lessor) shall pay the amount of such payment to Lessee or its order], and (bb) the entire amount of any loss involving proceeds of the Threshold Amount or less or the amount of any proceeds of any loss in excess of the Stipulated Loss Value for the Aircraft shall be paid to Lessee or its order unless a Lease Event of Default exists and the insurers have been notified thereof by Lessor or the Mortgagee. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, Lessor shall hold any payment to it of any insurance proceeds for that loss for the account of Lessee or any other third party who is entitled to receive such proceeds.

         2. During any period that the Aircraft is on the ground and not in operation, Lessee may carry or cause to be carried, in lieu of the insurance required by ss. B1 above, insurance otherwise conforming with thE provisions of ss. B1, except that the scope of the risks and the type of insurance shall be the same as from timE to time applicable to aircraft owned by Lessee of the same type similarly on the ground and not in operation, PROVIDED, that Lessee shall maintain insurance against risk of loss or damage to the Aircraft in an amount equal to the Stipulated Loss Value of the Aircraft during such period that the Aircraft is on the ground and not in operation.

C.       WAR-RISK, HIJACKING, AND ALLIED PERILS INSURANCE

         If Lessee (or any Permitted Sublessee) operates or proposes to operate the Aircraft, the Airframe, or any Engine (1) in any area of recognized hostilities, or (2) on international routes and Lessee (or such Permitted Sublessee) maintains war-risk, hijacking, or allied perils insurance for other aircraft that it operates on such routes or in such areas, Lessee shall maintain or cause to be maintained war-risk, hijacking, and allied perils insurance of substantially the same type carried by similar United States commercial air carriers operating the same or comparable models of aircraft on similar routes or in such areas, and in no event in an amount less than the Stipulated Loss Value.

D.       GENERAL PROVISIONS

         Any policies of insurance carried in accordance with ss.ss. A, B, and C, including any policies taken out IN substitution or replacement for such policies:

     (1) shall name Lessor, each Participant, the Liquidity Provider (if any), and Mortgagee (and in respect of liability insurances, to the extent they are available without unreimbursed additional cost to Lessee, each of their respective successors, assigns, directors, agents, officers, and employees) as additional insureds (the "ADDITIONAL INSUREDS"), as their interests may appear;

     (2) shall apply worldwide and have no territorial restrictions or limitations (except only in the case of war, hijacking, and allied perils insurance required under ss. C, which shall apply to thE fullest extent available in the international insurance market);

     (3) shall provide that, in respect of the interests of the Additional Insureds in such policies, the insurance shall not be invalidated or impaired by any act or omission (including misrepresentation and nondisclosure) by Lessee (or any Permitted Sublessee) or any other Person (including use for illegal purposes of the Aircraft or any Engine), and shall insure the Additional Insureds regardless of any breach or violation of any representation, warranty, declaration, term, or condition contained in such policies by Lessee (or any Permitted Sublessee);

     (4) shall provide that, if the insurers cancel such insurance for any reason whatsoever, or if it is allowed to lapse for nonpayment of premium, or if any material change is made in the insurance which adversely affects the interest of any of the Additional Insureds, such cancellation, lapse, or change shall not be effective as to the Additional Insureds for 30 days (seven days in the case of war risk, hijacking, and allied perils insurance) after receipt by the Additional Insureds of written notice by such insurers of such cancellation, lapse or change, PROVIDED, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable;

     (5) shall waive any rights of recourse, subrogation, setoff (including for unpaid premiums), recoupment, counterclaim, or other deduction, whether by attachment or otherwise, against each Additional Insured;

     (6) shall be primary without right of contribution from any other insurance that may be available to any Additional Insured;

     (7) shall provide that all of the liability insurance provisions thereof, except the limits of liability, shall operate in all respects as if a separate policy had been issued covering each party insured thereunder;

     (8) shall provide that none of the Additional Insureds shall be liable for any insurance premium; and

     (9) shall contain a 50/50 Clause per Lloyd's Aviation Underwriters' Association Standard Policy Form AVS 103;

     PROVIDED, that any such endorsements may be subject to any limitations on endorsements generally prevailing in the airline insurance marketplace at the time (E.G., AVN67B).

E.       REPORTS AND CERTIFICATES; OTHER INFORMATION

         On or before the Delivery Date and on or before each renewal date of the insurance policies required hereunder (and no less often than on an annual basis), Lessee will furnish or cause to be furnished to Lessor, Owner Participant, and Mortgagee insurance certificates describing in reasonable detail the insurance maintained hereunder and a report, signed by Lessee's or a Permitted Sublessee's regular independent insurance broker (the "INSURANCE BROKER"), stating the opinion of such Insurance Broker that (1) all premiums for the insurance then due have been paid, and (2) such insurance complies with the terms of this Annex D. To the extent that such agreement is reasonably obtainable, Lessee will also cause the Insurance Broker to agree to notify Lessor, Owner Participant, and Mortgagee in writing of any default in the payment of any premium and of any other act or omission on the part of Lessee of which the Insurance Broker has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft or Engines or cause the cancellation or termination of such insurance, and to notify Lessor, Owner Participant, and Mortgagee in writing at least 30 days (seven days for war-risk and allied perils coverage, or such shorter period therefor as may be available in the international insurance market, as applicable) before the cancellation, lapse, or materially adverse change of any insurance maintained pursuant to this Annex D.

F.       RIGHT TO PAY PREMIUMS

         Each Additional Insured shall have the rights but not the obligations of an additional named insured. No Additional Insured shall have any obligation to pay any premium, commission, assessment, or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any required insurance due to the nonpayment of premium, each of Lessor, Owner Participant, and Mortgagee shall have the option, in its sole discretion, to pay any such premium and to maintain such coverage, as Lessor, Owner Participant, or Mortgagee may require, until the scheduled expiry date of such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor, Owner Participant, and Mortgagee for amounts that they so pay.

G.       DEDUCTIBLES; SELF-INSURANCE

         Lessee may self-insure by way of deductible, premium adjustment, franchise provisions, or otherwise (including, with respect to insurance maintained pursuant to ss. B, insuring for a maximum amount which is lesS than the Stipulated Loss Value of the Aircraft) the insurance covering the risks required to be insured against pursuant to ss. 11 and this Annex D under a program applicable to all aircraft in Lessee's fleet, but in no casE shall the aggregate amount of self-insurance (including any applicable deductible) in regard to ss. 11 and thiS Annex D during any policy year, with respect to the Aircraft, exceed (CONFIDENTIAL MATERIAL OMITTED). In addition, Lessee (and any Permitted Sublessee) may self-insure to the extent that any applicable deductible per aircraft that does not exceed industry standards for major U.S. airlines.